Exhibit (c)(17) Deutsche Bank Investment Bank Discussion Materials May 2022 Deutsche Bank Securities Inc., a subsidiary of Deutsche Bank AG, conducts investment banking and securities activities in the United States DRAFT 81nidZpGqzkSDMpD

Important Disclosure Information “IMPORTANT: This presentation (the “Presentation”) has been prepared by Deutsche Bank’s investment banking department exclusively for the benefit and internal use of the recipient (the “Recipient”) to whom it is addressed. Neither Deutsche Bank AG New York Branch, Deutsche Bank Trust Company Americas (“DBTCA”) nor any of their banking affiliates is responsible for the obligations of Deutsche Bank Securities Inc. or any U.S. Broker-dealer affiliate. Unless specified otherwise, deposit products are provided by DBTCA, Member FDIC. The Recipient is not permitted to reproduce in whole or in part the information provided in this Presentation (the “Information”) or to communicate the Information to any third party without our prior written consent. No party may rely on this Presentation without our prior written consent. Deutsche Bank and its affiliates, officers, directors, employees and agents do not accept responsibility or liability for this Presentation or its contents (except to the extent that such liability cannot be excluded by law). This Presentation is (i) for discussion purposes only; and (ii) speaks only as of the date it is given, reflecting prevailing market conditions and the views expressed are subject to change based upon a number of factors, including market conditions and the Recipient's business and prospects. The Information, whether taken from public sources, received from the Recipient or elsewhere, has not been verified and Deutsche Bank has relied upon and assumed without independent verification, the accuracy and completeness of all information which may have been provided directly or indirectly by the Recipient. No representation or warranty is made as to the Information’s accuracy or completeness and Deutsche Bank assumes no obligation to update the Information. The Presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by Deutsche Bank. The analyses contained in the Presentation are not, and do not purport to be, appraisals of the assets, stock, or business of the Recipient. The Information does not take into account the effects of a possible transaction or transactions involving an actual or potential change of control, which may have significant valuation and other effects. The Presentation is not exhaustive and does not serve as legal, accounting, tax, investment or any other kind of advice. This Presentation is not intended to provide, and must not be taken as, the basis of any decision and should not be considered as a recommendation by Deutsche Bank. Recipient must make its own independent assessment and such investigations as it deems necessary. In preparing this presentation Deutsche Bank has acted as an independent contractor and nothing in this presentation is intended to create or shall be construed as creating a fiduciary or other relationship between the Recipient and Deutsche Bank.” Deutsche Bank DRAFT Investment Bank 81nidZpGqzkSDMpD

Contents Section 1 DB Thesis & Work Scope 2 Valuation Paradigm A Global Pharmacy Management (GPM) B Global Software Services (GSS) C Animal Health Distribution 3 Exit Considerations 4 M&A Roadmap Appendix Deutsche Bank DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 1 DB Thesis & Work Scope DRAFT 81nidZpGqzkSDMpD

Executive Summary ▪ Ostensibly, there are three distinct CVET divisions – Distribution, GPM and GSS – favoring not only a sum-of-the-parts analysis, but also some consideration to separating the businesses in order to pursue divergent M&A and exit strategies in order to maximize shareholder value in the future – GPM’s closest eCommerce & Marketplace precedents and comps have recently traded as high as 10x revenue (or more), but are now trending in the 1.5-2.5x revenue range (or, 3-5x gross profit and 16-18x EBITDA); given GPM growth and market position, the business would command a top-of-the-range multiple on a standalone basis – If GSS can deliver on its 2022 forecast – +20% growth and ~40% EBITDA margins – the business would be a “”blue moon” software asset and could command a multiple similar to recent deals such as GHX, TherapyBrands and WebPT, suggesting an approximate $1B TEV, otherwise reality is consistently more akin to 12-14x EBITDA ▪ However, consideration must be given to the impact of any separation on the remainco profile and exit alternatives – Distribution & GPM feels more closely linked than either is with GSS – GSS & GPM are the primary drivers of growth and margin; a separation of both would put greater emphasis on executing the proprietary brand strategy within distribution – We do believe there will be strategic interest in a standalone distribution platform given market leadership in an attractive, growthy segment – Execution risk is somewhat mitigated by an entry price that most closely aligns to distribution peers Source: Company data Deutsche Bank 1 DRAFT Investment Bank 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 2 Valuation Paradigm DRAFT 81nidZpGqzkSDMpD

Stock Performance & Enterprise Stack CVET has experienced meaningful share price and multiple deterioration since its IPO Enterprise Stack Share Price Performance Last Three Years Share price (04/26/22) $14.54 Averages 30 Day 90 Day 180 Day 360 Day 52-Week High $30.75 $50.00 $16.26 $17.36 $18.58 $24.12 52-Week Low $14.54 $40.00 % of 52-week high 47.28% Shares Amount $30.00 Basic Shares Outstanding 138.1 $2,008 $20.00 Stock Options 0.0 $0 (65.4%) Restricted Stock 4.0 $58 $10.00 Fully Diluted Equity Value $2,067 $0.00 Plus: Debt 1,058 Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Less: Cash (183) Plus: NCI 23 Averages Fully Diluted Enterprise Value $2,965 30 Day 90 Day 180 Day 360 Day 30.0x 11.4x 12.1x 12.4x 14.1x 25.0x Trading Statistics 20.0x (Per Consensus Estimates) TEV / 2022E Rev. 0.6x 15.0x TEV / 2023E Rev. 0.6x TEV / 2022E GP 3.2x 10.0x 10.7x TEV / 2023E GP 2.9x 5.0x TEV / 2022E E 10.8x 0.0x TEV / 2023E E 9.7x Feb-19 May-19 Aug-19 Nov-19 Feb-20 May-20 Aug-20 Nov-20 Feb-21 May-21 Aug-21 Nov-21 Feb-22 Note: Market data as of 04/26/2022 Deutsche Bank 2 Source: FactSet, Company filings DRAFT Investment Bank 81nidZpGqzkSDMpD

Summary of Key Covetrus Valuation Factors by Segment Global Pharmacy Management Global Software Services Distribution ▪ Provides technology that enables vet practices ▪ Offers practice management software to ▪ One of three global leaders in the veterinary to run their own online pharmacy veterinary practices pharmacy and supply B2B distribution market Description ▪ Enables prescription ordering, fulfillment and ▪ Suite of solutions includes payment ▪ Offers both third party and, increasingly, analytics / intelligence processing and wellness plan administration proprietary products 2022E Revenue $612M $100M $4,204M LTM / NTM % Growth 24% / 22% 0% / 26% 5% / 6% 2022E Gross Profit $181M $59M $727M % Margin 30% 59% 17% $57M $38M $300M 2022E Segment EBITDA 9% 38% 8% % Margin $43M $36M $207M (1) 2022E Adjusted EBITDA 7% 36% 5% % Margin Key Precedents HCIT Key Comps Source: Sponsor thesis presentation for CVET Deutsche Bank 3 (1) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment DRAFT Investment Bank 81nidZpGqzkSDMpD

# Public Market Perspectives

Market performance of CVET vs public peers, re-based to CVET's price per share



$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
CVET
GPM Peers
GSS Peers
Distribution Peers
91.4%
23.2%
(50.0%)
(65.4%)
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22

Deutsche Bank
Investment Bank

*Note: Market data as of 4/26/2022; **GPM** peers include: GDRX, HIMS, TDOC, TRHC, ETSY, FTCH, REAL, PETS, CHWY, BARK, ROVR; **GSS** peers include: MDRX, CRW, HSTM, NXGN, DBX, MLNK, SPNS, SSNC, MODN, HCAT, OMCL, VEEV; **Distribution** peers includes: IDXX, PAHC, ELAN, ZTS, ABC, PDCO, AHCO, OMI, MCK, CAH, HSIC*

*Source: FactSet*

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Deutsche Bank Investment Bank Section A Global Pharmacy Management (GPM) DRAFT 81nidZpGqzkSDMpD

# CVET-GPM Financials

*($ in millions)*

| | Actuals | | Company Projections | | | | DB Estimates | | |
|---|---|---|---|---|---|---|---|---|---|
| **FYE, 12/31** | **2020A** | **2021A** | **2022E** | **2023E** | **2024E** | **2025E** | **2026E** | **2027E** | **CAGR[(1)]** |
| **Revenue** | **$405** | **$503** | **$612** | **$733** | **$852** | **$982** | **$1,104** | **$1,215** | ***14.7%*** |
| *% Growth* | - | *24.0%* | *21.8%* | *19.8%* | *16.2%* | *15.2%* | *12.5%* | *10.0%* | |
| **Gross Profit** | **$117** | **$145** | **$181** | **$219** | **$255** | **$300** | **$337** | **$371** | ***15.4%*** |
| *% Growth* | - | *24.1%* | *25.2%* | *20.6%* | *16.4%* | *17.8%* | *12.5%* | *10.0%* | |
| *% Margin* | *28.8%* | *28.8%* | *29.6%* | *29.8%* | *29.9%* | *30.5%* | *30.5%* | *30.5%* | |
| **Segment EBITDA** | **$23** | **$45** | **$57** | **$68** | **$79** | **$91** | **$103** | **$113** | ***14.7%*** |
| *% Growth* | - | *95.7%* | *26.7%* | *19.8%* | *16.2%* | *15.2%* | *12.5%* | *10.0%* | |
| *% Margin* | *5.7%* | *9.0%* | *9.3%* | *9.3%* | *9.3%* | *9.3%* | *9.3%* | *9.3%* | |
| **Adj. EBITDA[(2)]** | **$17** | **$35** | **$43** | **$52** | **$60** | **$70** | **$78** | **$86** | ***14.7%*** |
| *% Growth* | - | *105.9%* | *24.9%* | *19.8%* | *16.2%* | *15.2%* | *12.5%* | *10.0%* | |
| *% Margin* | *4.3%* | *6.9%* | *7.1%* | *7.1%* | *7.1%* | *7.1%* | *7.1%* | *7.1%* | |
| **uFCF[(3)]** | **($5)** | **$13** | **$37** | **$45** | **$52** | **$60** | **$67** | **$74** | ***14.7%*** |
| *% Margin* | *(1.3%)* | *2.6%* | *6.1%* | *6.1%* | *6.1%* | *6.1%* | *6.1%* | *6.1%* | |

**$612M**
2022E Revenue

**$181M**
2022E Gross Profit

**~30%**
2022E Gross Profit Margin

**~7%**
2022E Adj. EBITDA[(2)]

**$43M**
2022E Adj. EBITDA[(2)]

**$37M**
2022E uFCF[(3)]

*Source: Sponsor Thesis Presentation, DB Investment Banking estimates*
*Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from 2026E onwards*
1) *CAGRs represent 2022-2027E growth*
2) *Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment*
3) *uFCF defined as Adj. EBITDA less Capex. Company projections for the Capex for North America - GTS segment allocated to GPM based as per segment revenue contribution*

Deutsche Bank
Investment Bank

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# Select Precedents to Consider

## Broad base of software and some marketplace precedents presents a few standout, key precedents for deeper consideration

*($ in millions)*

| | Date | Target | Buyer | TEV | LTM R | LTM GP | LTM E | R Growth | EV / NTM Revenue | EV / NTM EBITDA |
|---|---|---|---|---|---|---|---|---|---|---|
| ★ | May-17 | GHX | Temasek | $1,800 | 8.2x | 11.1x | 19.4x | 5% | 7.8x | 18.1x |
| ★ | Aug-18 | GoodRx | Silver Lake | $2,800 | 13.8x | 14.0x | 29.3x | 57% | 8.8x | 19.4x |
| ★ | Jul-19 | Convey Health | TPG Capital | $750 | 3.7x | 6.6x | 16.3x | 22% | 3.0x | 12.9x |
| ★ | Aug-19 | GoHealth | Centerbridge | $1,500 | 3.9x | 5.8x | 14.6x | 89% | 2.1x | 7.0x |
| | Jul-20 | Wellsky | LGP / TPG | $3,025 | 8.3x | 11.2x | 22.6x | 13% | 7.4x | 19.3x |
| | Nov-20 | Quantum Health | Warburg Pincus | $1,200 | 7.5x | N/A | 42.9x | 25% | 6.0x | 28.6x |
| | Jan-21 | Change Healthcare | OptumInsight / UNH | $13,000 | 4.1x | 10.6x | 14.0x | 7% | 3.9x | 12.8x |
| | Jun-21 | Allocate Software | RLDatix | $1,300 | 11.4x | 15.2x | 29.2x | 10% | 10.4x | 23.0x |
| | Jul-21 | Availity | Novo Holdings | $1,700 | 5.4x | 9.6x | 18.3x | 6% | 5.1x | 17.4x |
| | Jul-21 | PartsSource | Bain Capital | $1,250 | 20.8x | 32.1x | 37.9x | 33% | 15.6x | 28.4x |
| ★ | Oct-20 | Hims and Hers | Oaktree Acquisition | $1,600 | 12.9x | 18.9x | NM | 36% | 9.5x | NM |
| ★ | Nov-20 | RxBenefits | Advent | $1,100 | 7.7x | 12.1x | 20.2x | 15% | 6.6x | 18.7x |
| | Nov-21 | athenahealth | Bain Capital / H&F | $17,000 | 8.6x | 12.6x | 19.0x | 12% | 7.7x | 17.2x |
| | Dec-21 | Cerner | Oracle | $29,548 | 5.1x | 6.2x | 15.5x | 5% | 4.9x | 14.3x |
| | Jan-22 | Cloudmed | R1 RCM | $4,100 | 11.3x | N/A | 28.7x | 19% | 9.5x | 21.8x |
| | Feb-22 | Informa Pharma | Warburg Pincus | $2,600 | 11.9x | N/A | 27.5x | 12% | 10.6x | 23.2x |
| | | | | | | | | | **Median: 7.5x** | **Median: 18.7x** |

Deutsche Bank
Investment Bank

*Note: Columns reflect NTM multiples*
*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

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# Qualifying Key Precedents

## These business are particularly relevant to GPM and indicative of how the market perceives value

| | TEV / GP | | TEV / E | | | | Key Attributes (At Time of Transaction) | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| Precedent (Target) | LTM | NTM | LTM | NTM | Major Similarities | Major Distinctions | Market Leadership | High Quality Management | M&A Roadmap | Strategic Buyers |
| GoodRx | 14.0x | 9.0x | 29.3x | 19.4x | ▪ Pharmacy product focus<br>▪ Price transparency aspect | ▪ DTC model<br>▪ Higher growth and margin | ✓ | ✓ | ✗ | ✓ |
| RxBenefits | 12.1x | 10.4x | 20.2x | 18.7x | ▪ Similar growth profile<br>▪ Recurring revenue model | ▪ Employer focused end market<br>▪ PBM focus | ✓ | ✓ | ✗ | ✗ |
| GHX | 11.1x | 10.5x | 19.4x | 18.1x | ▪ Recurring revenue model<br>▪ Tech-driven inventory management solutions | ▪ Supply chain focus<br>▪ SaaS / cloud-based revenue | ✓ | ✗ | ✓ | ✗ |
| convey | 6.6x | 5.4x | 16.3x | 12.9x | ▪ Similar growth profile | ▪ Health plan administration<br>▪ Payor focused end market & concentration | ✓ | ✓ | ✓ | ✓ |
| GoHealth | 5.8x | 2.9x | 14.6x | 7.0x | ▪ Marketplace business | ▪ DTC model | ✓ | ✗ | ✗ | ✗ |
| hims | 18.9x | 13.1x | NM | NM | ▪ eCommerce platform | ▪ DTC model<br>▪ High gross margin<br>▪ Large TAM | ✓ | ✓ | ✗ | ✗ |
| **Median:** | **11.6x** | **9.7x** | **19.4x** | **18.1x** | | | | | | |

*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

Deutsche Bank
Investment Bank

DRAFT

7

Quantifying Key Precedents CVET’s GPM segment lags peer precedent targets in growth and margin profile LTM & NTM Revenue Growth NTM Gross Margin NTM Growth 98.0% 139.0% LTM Growth 80.1% 74.6% 72.3% 72.3% 63.8% 55.9% 58.5% 89.3% 37.1% 29.6% 24.0% 56.8% 35.8% 8.6% 21.8% 21.9% 15.5% 4.7% GoodRx GHX HIMS GoHealth RxBenefits Convey CVET-GPM GoHealth HIMS GoodRx RxBenefits CVET-GPM Convey GHX LTM Revenue Mix NTM EBITDA Margin Recurring Non-Recurring 5% 10% 15% 15% 45.1% 20% 43.2% 35.5% 29.6% 23.3% 95% 90% 85% 85% 80% 9.3% N/A NM -- RxBenefits HIMS Convey GHX GoodRx GoHealth GoodRx GHX RxBenefits GoHealth Convey CVET-GPM HIMS Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 8 DRAFT Investment Bank 81nidZpGqzkSDMpD

Perspectives on Public Comparables for CVET-GPM eCommerce (Healthcare) eCommerce (Pet) eCommerce (Non-HC) ▪ Platforms that digitally connects patients ▪ Animal Health focused businesses ▪ Broader marketplace platforms that create with products and service providers operating eCommerce platforms a centralized hub to efficiently and profitably sell goods ▪ Healthcare eCommerce platforms drive ▪ Likely to serve as valuation model closets comp universe reference-points vis-à-vis similar value ▪ Likely to serve as valuation reference- propositions, business model and end points due to eCommerce models market TEV / Rev TEV / GP TEV / Rev TEV / GP TEV / Rev TEV / GP 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 2022E 2023E 3.1x 2.5x 4.3x 3.5x 2.1x 1.6x 4.3x 3.1x 2.6x 2.1x 4.1x 3.3x TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR TEV / EBITDA ‘22E-’24E CAGR 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 2022E 2023E Rev. EBITDA 19.5x 14.7x 19.7% 31.5% NM 16.8x 28.0% 78.4% 20.7x 19.0x 23.8% 24.9% Note: Market data as of 04/26/2022 Deutsche Bank 9 Source: Company information, FactSet DRAFT Investment Bank Valuation Metrics (Average) Comps 81nidZpGqzkSDMpD

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GPM CVET-GPM 3 30 0.0 .0x x 30.0x Strike Zone 30.0x Strike Zone R² = 0.2777 R² = 0.3089 R² = 0.0521 R² = 0.0409 2 25 5.0 .0x x 25.0x R² = 0.1553 25.0x R² = 0.1004 R² = 0.0046 2 20 0.0 .0x x 20.0x 20.0x R² = 0.0136 1 15 5.0 .0x x 1 15 5.0 .0x x 1 10 0.0 .0x x 1 10 0.0 .0x x 0% 0% 1 10 0% % 2 20 0% % 3 30 0% % 4 40 0% % 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 10 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

Preliminary CVET-GPM M&A Valuation Could Support a ~$800M TEV Asset at Present Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 (1) Management Case Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 15.0x $508 $582 TEV / GP 7.0x - 8.5x $145 $1,014 $1,232 TEV / EBITDA 16.0x - 19.0x $35 $556 $660 TEV / GP 6.0x - 7.5x $181 $1,088 $1,360 TEV / EBITDA 14.0x - 17.0x $43 $608 $738 TEV / Revenue 1.5x - 2.0x $503 $754 $1,005 TEV / GP 4.0x - 5.5x $145 $580 $797 TEV / EBITDA 20.0x - 25.0x $35 $695 $869 TEV / Revenue 1.0x - 1.5x $612 $612 $918 $635 $907 TEV / GP 3.5x - 5.0x $181 TEV / EBITDA 15.0x - 20.0x $43 $651 $868 Note: Valuation date as of 06/30/2022 Deutsche Bank 11 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank 1) LBO assumes a 5-year hold, 3.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $43, which includes $3.9 of financing adjustments Trading Comparables Transaction Comparables LBO 2022 2021 NTM LTM 2022 2021 2022 2021 81nidZpGqzkSDMpD

# Preliminary LBO Math Suggests CVET-GPM is a ~$700-800mm Business

*($ in millions)*

## LBO Assumptions

- Assumes transaction date of 06/30/2022
- Purchase price of ~$715 at 15.0x NTM 6/30/2022 EBITDA of ~$48
- Assumes five-year hold with exit multiple of 15.0x on NTM 06/30/2027E EBITDA of ~$90
- Debt financing assumed based on 5.5x LTM 06/30/2022 EBITDA of ~$43[1]
- Implied max leverage of 5.5x; New Term Loan of 5.5x at S+550 @ 99.0 OID (50bps floor)

## Illustrative Sources & Uses

| Sources | $ Amt. | x Fin. E | Uses | $ Amt. |
|---|---|---|---|---|
| New Term Loan | $235 | 5.5x | Purchase TEV | $715 |
| Sponsor Equity | $496 | 11.5x | Fees & Expenses[2] | $15 |
| **Total** | **$731** | **17.0x** | **Total** | **$731** |

## LBO Valuation Analysis

| NTM EBITDA Multiple | 14.0x | 15.0x | 16.0x |
|---|---|---|---|
| NTM EBITDA (6/30/2022) | $48 | $48 | $48 |
| **Implied Transaction Value** | **$668** | **$715** | **$763** |
| Plus: Financing & Transaction Fees | $15 | $15 | $15 |
| Less: Transaction Net Debt | ($235) | ($235) | ($235) |
| **Implied Sponsor Equity Contribution** | **$448** | **$496** | **$543** |
| Illustrative NTM EBITDA Exit Multiple | 15.0x | 15.0x | 15.0x |
| Illustrative Enterprise Value at Exit | $1,357 | $1,357 | $1,357 |
| Less: Net Debt | ($183) | ($183) | ($183) |
| **Implied Sponsor Equity Value** | **$1,174** | **$1,174** | **$1,174** |
| **Implied IRR** | **21.2%** | **18.8%** | **16.7%** |
| **Implied MOIC** | **2.6x** | **2.4x** | **2.2x** |

## IRR Sensitivity on Entry & Exit Multiple

**Implied IRR**

| NTM EBITDA Exit Multiple \ NTM EBITDA Entry Multiple | 14.0x | 15.0x | 16.0x |
|---|---|---|---|
| 14.0x | 19.3% | 16.9% | 14.7% |
| 15.0x | 21.2% | 18.8% | 16.6% |
| 16.0x | 23.0% | 20.6% | 18.3% |

## TEV Sensitivity on Exit Multiple & Target IRR

**Implied TEV**

| Target IRR \ NTM EBITDA Exit Multiple | 14.0x | 15.0x | 16.0x |
|---|---|---|---|
| 15.0% | $758 | $803 | $848 |
| 20.0% | $655 | $692 | $728 |
| 25.0% | $575 | $604 | $634 |

## IRR Sensitivity on Growth & E Margin

**Implied IRRs**

| Exit Year E Margin[4] \ 5-Yr Revenue CAGR[3] | 10.0% | 15.0% | 20.0% |
|---|---|---|---|
| 5.0% | 4.0% | 10.7% | 16.8% |
| 7.0% | 13.8% | 20.1% | 26.1% |
| 9.0% | 20.5% | 26.7% | 32.7% |

*Note: Assumes 1% mandatory amortization for New Term Loan*
*Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking estimates*
1) Represents $39 of LTM EBITDA plus $3.9 of financing adjustments
2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price
3) Revenue CAGR from 2023E through projection period
4) Represents Adj. EBITDA margin

Deutsche Bank
Investment Bank

DRAFT

12

Analysis at Various Prices Matrix ($ in millions) Implied CVET-GPM Total Enterprise Value Multiples $600 $650 $700 $750 $800 $850 $900 $950 $1,000 Metric 2021A $503 1.2x 1.3x 1.4x 1.5x 1.6x 1.7x 1.8x 1.9x 2.0x TEV / 2022E $612 1.0x 1.1x 1.1x 1.2x 1.3x 1.4x 1.5x 1.6x 1.6x Revenue 2023E $733 0.8x 0.9x 1.0x 1.0x 1.1x 1.2x 1.2x 1.3x 1.4x 2021A $145 4.1x 4.5x 4.8x 5.2x 5.5x 5.9x 6.2x 6.6x 6.9x TEV / GP 2022E $181 3.3x 3.6x 3.9x 4.1x 4.4x 4.7x 5.0x 5.2x 5.5x 2023E $219 2.7x 3.0x 3.2x 3.4x 3.7x 3.9x 4.1x 4.3x 4.6x Segment $45 13.3x 14.4x 15.6x 16.7x 17.8x 18.9x 20.0x 21.1x 22.2x 2021A Adjusted $35 17.3x 18.7x 20.1x 21.6x 23.0x 24.5x 25.9x 27.3x 28.8x Segment $57 10.5x 11.4x 12.3x 13.2x 14.0x 14.9x 15.8x 16.7x 17.5x TEV / 2022E EBITDA Adjusted $43 13.8x 15.0x 16.1x 17.3x 18.4x 19.6x 20.7x 21.9x 23.0x Segment $68 8.8x 9.5x 10.3x 11.0x 11.7x 12.4x 13.2x 13.9x 14.6x 2023E Adjusted $52 11.5x 12.5x 13.5x 14.4x 15.4x 16.3x 17.3x 18.3x 19.2x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 13 DRAFT Investment Bank 81nidZpGqzkSDMpD

E-Commerce Near 5-Year Lows Across Verticals GPM 5Y Trading Ranges (NTM) E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall Average Current TEV / NTM Revenue TEV / NTM GP 20.0x 30.0x 15.2x 22.1x 21.6x 15.0x 18.9x 20.0x 16.8x 16.0x 10.4x 15.0x 13.5x 9.1x 9.1x 10.0x 14.2x 11.6x 12.6x 7.1x 11.7x 7.4x 6.4x 5.9x 10.0x 11.5x 8.9x 5.6x 5.5x 7.8x 5.0x 9.2x 9.3x 5.4x 3.7x 5.6x 7.2x 2.7x 3.3x 3.0x 4.0x 4.6x 2.5x 3.6x 5.5x 3.8x 5.2x 3.1x 2.4x 2.5x 4.4x 2.3x 2.2x 3.3x 1.7x 0.0x 0.0x E-Commerce (Healthcare) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) TEV / NTM E TEV / NTM Revenue / Growth 99.0x 100.0x 0.50 0.47 0.42 0.39 86.7x 80.0x 0.40 66.2x 70.5x 53.7x 63.9x 58.4x 0.28 51.7x 60.0x 0.30 0.26 0.23 59.7x 0.21 0.22 0.22 44.1x 37.5x 40.0x 0.20 37.9x 0.19 36.5x 0.14 31.4x 0.18 37.2x 0.16 0.15 0.13 24.2x 0.12 0.12 0.15 21.7x 20.0x 0.10 24.5x 19.5x 25.1x 0.09 0.10 19.6x 18.7x 0.09 0.09 0.08 14.6x 0.07 11.8x 0.0x 0.00 E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce E-Commerce (Pet) E-Commerce (Non-HC) Overall (Healthcare) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 14 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

E-Commerce Near 5-Year Lows Across Verticals (Cont’d) GPM 5Y Trading Ranges (Second Twelve Months) E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall Average Current TEV / STM Revenue TEV / STM GP 20.0x 30.0x 15.0x 20.0x 11.5x 18.1x 16.6x 14.9x 10.0x 8.1x 13.2x 12.8x 12.0x 7.3x 7.2x 11.0x 11.3x 5.8x 9.2x 10.0x 10.0x 5.9x 4.9x 5.0x 9.3x 5.0x 9.2x 4.4x 4.5x 7.1x 3.1x 7.6x 4.4x 7.5x 5.7x 3.2x 2.5x 2.5x 3.0x 2.0x 4.2x 2.5x 5.7x 3.6x 2.5x 4.6x 2.0x 2.9x 4.2x 1.8x 2.4x 1.9x 3.6x 1.4x 2.8x 0.0x 0.0x E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall TEV / STM E TEV / STM Revenue / Growth 98.8x 100.0x 0.50 80.0x 0.40 69.3x 62.3x 60.5x 61.4x 60.0x 0.30 44.8x 53.9x 45.9x 48.3x 40.0x 39.8x 0.20 43.0x 35.3x 38.3x 0.16 0.16 0.13 34.3x 28.5x 30.2x 32.2x 33.6x 0.09 0.07 32.0x 0.06 20.0x 24.8x 0.10 0.06 0.09 0.09 18.5x 0.05 0.07 14.2x 18.2x 0.11 0.05 0.10 0.04 0.08 0.04 0.05 0.04 10.3x 0.03 0.04 0.04 0.03 0.0x 0.00 0.03 E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall E-Commerce (HC) E-Commerce (Pet) E-Commerce (Non-HC) Overall Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 15 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

TBU Illustrative Valuation Analysis for an IPO Exit in Mid-2024 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $2,000 $2,250 $2,500 $2,750 $3,000 $3,250 $3,500 Revenue 3.0x - 4.0x $852 $2,557 $3,410 GP 10.0x - 12.0x $255 $2,545 $3,054 EBITDA 35.0x - 40.0x $60 $2,115 $2,417 Revenue 2.5x - 3.5x $982 $2,454 $3,436 GP 8.0x - 10.0x $300 $2,399 $2,998 $2,088 $2,436 EBITDA 30.0x - 35.0x $70 Note: Valuation date as of 06/30/2022 Deutsche Bank 16 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables FY+2 FY+1 2025 2024 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section B Global Software Services (GSS) DRAFT 81nidZpGqzkSDMpD

# CVET-GSS Financials

*($ in millions)*

| | Actuals | | Company Projections | | | | DB Estimates | | | DB Mid-Growth Case | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ***FYE, 12/31*** | **2020A** | **2021A** | **2022E** | **2023E** | **2024E** | **2025E** | **2026E** | **2027E** | **CAGR[1]** | **2022E** | **2023E** | **2024E** | **2025E** | **2026E** | **2027E** | **CAGR[1]** |
| **Revenue** | **$79** | **$79** | **$100** | **$131** | **$157** | **$187** | **$210** | **$231** | ***18.4%*** | **$87** | **$100** | **$110** | **$120** | **$127** | **$133** | ***8.9%*** |
| *% Growth* | - | *(0.0%)* | *26.3%* | *31.2%* | *20.4%* | *18.8%* | *12.5%* | *10.0%* | | *10.0%* | *15.0%* | *10.0%* | *9.0%* | *6.0%* | *5.0%* | |
| **Gross Profit** | **$48** | **$49** | **$59** | **$79** | **$95** | **$112** | **$126** | **$139** | ***18.6%*** | **$52** | **$60** | **$66** | **$72** | **$76** | **$80** | ***9.2%*** |
| *% Growth* | - | *2.1%* | *19.6%* | *33.2%* | *19.9%* | *18.7%* | *12.5%* | *10.0%* | | *4.2%* | *16.7%* | *9.5%* | *8.9%* | *6.0%* | *5.0%* | |
| *% Margin* | *61.4%* | *62.7%* | *59.4%* | *60.3%* | *60.1%* | *60.0%* | *60.0%* | *60.0%* | | *59.4%* | *60.3%* | *60.1%* | *60.0%* | *60.0%* | *60.0%* | |
| **Segment EBITDA** | **$29** | **$31** | **$38** | **$50** | **$60** | **$71** | **$80** | **$88** | ***18.4%*** | **$33** | **$38** | **$42** | **$46** | **$48** | **$51** | ***8.9%*** |
| *% Growth* | - | *6.9%* | *22.6%* | *31.2%* | *20.4%* | *18.8%* | *12.5%* | *10.0%* | | *6.8%* | *15.0%* | *10.0%* | *9.0%* | *6.0%* | *5.0%* | |
| *% Margin* | *36.8%* | *39.3%* | *38.2%* | *38.2%* | *38.2%* | *38.2%* | *38.2%* | *38.2%* | | *38.2%* | *38.2%* | *38.2%* | *38.2%* | *38.2%* | *38.2%* | |
| **Adj. EBITDA[2]** | **$28** | **$29** | **$36** | **$47** | **$57** | **$67** | **$76** | **$83** | ***18.4%*** | **$31** | **$36** | **$39** | **$43** | **$46** | **$48** | ***8.9%*** |
| *% Growth* | - | *5.4%* | *21.8%* | *31.2%* | *20.4%* | *18.8%* | *12.5%* | *10.0%* | | *6.1%* | *15.0%* | *10.0%* | *9.0%* | *6.0%* | *5.0%* | |
| *% Margin* | *35.4%* | *37.3%* | *35.9%* | *35.9%* | *35.9%* | *35.9%* | *35.9%* | *35.9%* | | *35.9%* | *35.9%* | *35.9%* | *35.9%* | *35.9%* | *35.9%* | |
| **uFCF[3]** | **$27** | **$29** | **$35** | **$46** | **$55** | **$65** | **$73** | **$81** | ***18.4%*** | **$30** | **$35** | **$38** | **$42** | **$44** | **$47** | ***8.9%*** |
| *% Margin* | *34.4%* | *36.3%* | *34.9%* | *34.9%* | *34.9%* | *34.9%* | *34.9%* | *34.9%* | | *34.9%* | *34.9%* | *34.9%* | *34.9%* | *34.9%* | *34.9%* | |

*Source: Sponsor Thesis Presentation, DB Investment Banking estimates*
*Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from 2026E onwards*
*1) CAGRs represent 2022-2027E growth*
*2) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment*
*3) uFCF defined as Adj. EBITDA less Capex. Company projections for the Capex for North America - GTS segment allocated to GPM based as per segment revenue contribution*

Deutsche Bank
Investment Bank

DRAFT

17

# Select Precedents to Consider

## Broad base of mostly provider-oriented software (incl RCM) deals presents a few standout, key precedents for deeper consideration

*($ in millions)*

| | Date | Target | Buyer | TEV | LTM R | LTM GP | LTM E | R Growth | EV / NTM Revenue | EV / NTM EBITDA |
|---|---|---|---|---|---|---|---|---|---|---|
| ★ | Feb-16 | Brightree | ResMed | $800 | 7.1x | 9.8x | 19.0x | 14% | 6.2x | 16.5x |
| ★ | Jun-19 | Nextech | Thomas H. Lee | $550 | 9.6x | N/A | 26.0x | 15% | 8.3x | 23.2x |
| ★ | Aug-19 | WebPT | Warburg Pincus | $675 | 6.3x | N/A | 28.1x | 15% | 5.4x | 18.8x |
| | Jun-20 | Qgenda | ICONIQ Capital | $1,050 | 15.7x | 22.0x | 36.2x | 23% | 12.7x | 24.4x |
| | Jul-20 | Wellsky | LGP / TPG | $3,025 | 8.3x | 11.2x | 22.6x | 13% | 7.4x | 19.3x |
| | Aug-20 | eSolutions | Waystar | $1,350 | 11.1x | 13.8x | 20.3x | 12% | 9.9x | 18.2x |
| | Oct-20 | CarePort Health | Wellsky | $1,350 | 13.6x | 15.6x | 20.9x | 11% | 12.3x | 19.1x |
| | Nov-20 | nThrive | Clearlake Capital | $1,115 | 4.7x | 6.7x | 11.9x | 9% | 4.4x | 10.4x |
| | Jan-21 | Change Healthcare | OptumInsight / UNH | $13,000 | 4.1x | 10.6x | 14.0x | 7% | 3.9x | 12.8x |
| | Jan-21 | PointClickCare | Hellman & Friedman | $3,130 | 13.5x | N/A | 31.0x | 16% | 11.7x | 27.0x |
| ★ | May-21 | Therapy Brands | KKR | $1,200 | 10.4x | 14.0x | 28.0x | 23% | 8.4x | 20.4x |
| | Jun-21 | Allocate Software | RLDatix | $1,300 | 11.4x | 15.2x | 29.2x | 10% | 10.4x | 23.0x |
| | Oct-21 | TransUnion Healthcare | Clearlake / nThrive | $1,740 | 8.7x | 13.7x | 18.2x | 1% | 8.6x | 17.7x |
| ★ | Nov-21 | Patientpop | Kareo | $507 | 7.0x | 10.0x | NM | 15% | 6.1x | NM |
| ★ | Nov-21 | athenahealth | Bain Capital / H&F | $17,000 | 8.6x | 12.6x | 19.0x | 12% | 7.7x | 17.2x |
| | Nov-21 | Iodine Software | Advent International | $1,210 | 20.9x | 27.7x | 56.2x | 45% | 14.4x | 38.1x |
| | Dec-21 | Cerner | Oracle | $29,548 | 5.1x | 6.2x | 15.5x | 5% | 4.9x | 14.3x |
| | Jan-22 | Cloudmed | R1 RCM | $4,100 | 11.3x | N/A | 28.7x | 19% | 9.5x | 21.8x |
| | Feb-22 | Informa Pharma | Warburg Pincus | $2,600 | 11.9x | N/A | 27.5x | 12% | 10.6x | 23.2x |

**Median: 8.4x** (EV / NTM Revenue) **Median: 19.2x** (EV / NTM EBITDA)

*Note: Columns reflect NTM multiples*
*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

Deutsche Bank
Investment Bank
DRAFT
18

# Select High-Growth Precedents for GSS

These business are particularly relevant to GSS and indicative of how the market perceives value

| Precedent (Target) | TEV / Rev. LTM | TEV / Rev. NTM | TEV / E LTM | TEV / E NTM | TEV / FCF LTM | TEV / FCF NTM | Major Similarities | Major Distinctions | Key Attributes (At Time of Transaction): Market Leadership | Quality Management | M&A Roadmap | Strategic Buyers |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Nextech | 9.6x | 8.3x | 26.0x | 23.2x | 38.9x | 34.9x | ▪ Practice management solutions<br>▪ Similar margin profile | ▪ Specialty provider focus<br>▪ Large TAM | ✗ | ✓ | ✓ | ✗ |
| TherapyBrands | 10.4x | 8.4x | 28.0x | 20.4x | 28.6x | 20.3x | ▪ Limited TAM<br>▪ Practice management solutions<br>▪ Growth and margin profile | ▪ Mental and behavioral health focus<br>▪ Core SaaS platform | ✓ | ✓ | ✓ | ✗ |
| WebPT | 6.3x | 5.4x | 28.1x | 18.8x | 21.8x | 20.5x | ▪ Limited TAM<br>▪ Practice management solutions | ▪ Physical therapy provider focus<br>▪ SaaS platform | ✓ | ✓ | ✗ | ✗ |
| athenahealth | 8.6x | 7.7x | 19.0x | 17.2x | 22.2x | 20.2x | ▪ Provider focused recurring revenue model<br>▪ Practice management solutions | ▪ Size / scale<br>▪ Large TAM | ✓ | ✓ | ✓ | ✗ |
| brightree | 7.1x | 6.2x | 19.0x | 16.5x | 19.2x | 16.8x | ▪ Leading market share<br>▪ Limited TAM<br>▪ Similar margin profile | ▪ HME/DME provider focus | ✓ | ✓ | ✓ | ✓ |
| PatientPop | 7.0x | 6.1x | NM | NM | NM | NM | ▪ Practice growth platform<br>▪ Recurring revenue model | ▪ Specialty provider focus<br>▪ Lower growth | ✗ | ✓ | ✗ | ✓ |
| **Median:** | **7.8x** | **6.9x** | **26.0x** | **18.8x** | **22.2x** | **20.3x** | | | | | | |

Deutsche Bank
Investment Bank

*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

DRAFT

19

# Select Low-Growth Precedents for GSS

## These business are relevant to a GSS with lower anticipated growth

| | TEV / R | | TEV / E | | | | Key Attributes (At Time of Transaction) | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Precedent (Target) | LTM | NTM | LTM | NTM | Major Similarities | Major Distinctions | Market Leadership | High Quality Management | M&A Roadmap | Carvout | Strategic Buyers |
| Change Healthcare ClaimsXten® | 10.5x | 9.9x | 17.4x | 16.5x | • Carve-out business<br>• Recurring revenue, software business | • Payor focused payment integrity business | ✓ | ✗ | ✗ | ✓ | ✗ |
| Cerner | 5.1x | 4.9x | 15.5x | 14.3x | • Provider focused end market<br>• Similar margin profile | • Larger scale RCM platform<br>• Hospital focus | ✓ | ✗ | ✗ | ✗ | ✓ |
| AGFA HCIT | 3.7x | 3.3x | 15.5x | 14.1x | • Carve-out transaction<br>• Provider focused software business | • Non-US businesses | ✗ | ✓ | ✗ | ✓ | ✓ |
| Change Healthcare | 4.2x | 3.9x | 14.0x | 13.0x | • Recurring revenue base<br>• Margin profile | • Payor end market<br>• Large scale player | ✓ | ✗ | ✓ | ✗ | ✓ |
| Ontario Systems | 4.6x | 4.5x | 12.2x | 11.9x | • Low growth software model<br>• Provider end market exposure | • Also provides solutions to government entities | ✗ | ✗ | ✓ | ✗ | ✗ |
| TractManager | 5.5x | 5.3x | 12.3x | 11.7x | • Leader in niche space<br>• Provider end market | • HCM/WFM solutions | ✓ | ✗ | ✓ | ✗ | ✓ |
| DXC Technology | 3.8x | 3.4x | 12.9x | 11.2x | • Similar margin profile<br>• Carve-out transaction | • Larger Scale<br>• Public sector focused end market | ✗ | ✗ | ✓ | ✓ | ✗ |
| nThrive | 5.0x | 4.7x | 11.6x | 11.2x | • High margin business<br>• Carve out transaction | • End-to-end RCM solutions | ✓ | ✗ | ✓ | ✓ | ✗ |
| IBM Watson Health | 2.0x | 1.9x | NM | NM | • Low-growth software business | • No EBITDA<br>• Multiple end market focus | ✗ | ✗ | ✓ | ✓ | ✗ |
| **Median:** | **4.6x** | **4.5x** | **13.5x** | **12.4x** | | | | | | | |

Deutsche Bank
Investment Bank

*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

DRAFT

20

# Analyzing Precedents

## CVET's GSS segment may be best-in-class among peer precedent targets in growth and margin profile

Low Growth Precedent
High Growth Precedent

### LTM & NTM Revenue Growth



NTM Growth
LTM Growth
26.2%
23.5%(1)
18.4%
17.0%
11.7%
16.3%
14.4%
15.4%
15.0%
13.5%
14.9%
13.7%
9.3%
7.2%
8.9%
7.7%
6.8%
6.8%
6.2%
6.1%
5.2%
5.3%
5.1%
5.1%
2.4%
CVET-GSS
Therapy Brands
athenahealth
Brightree
Nextech
Patientpop
WebPT
Agfa HCIT
DXC
nThrive
Change HC
ClaimsXten
Watson Health
Cerner
TractManager
Ontario

### NTM Gross & EBITDA Margin



NTM EBITDA Margin
NTM Gross Margin
86.1%
33.9%
75.4%
41.2%
73.0%
72.7%
37.7%
71.2%
42.0%
68.7%
44.7%
61.9%
60.2%
59.4%
38.2%
57.2%
30.3%
45.0%
38.0%
35.9%
30.8%
29.0%
23.1%
Cerner
Therapy Brands
Patientpop
Brightree
nThrive
athenahealth
Watson Health
ClaimsXten
CVET-GSS
Change HC
TractManager
Ontario
Nextech
DXC
WebPT
Agfa HCIT

### LTM Revenue Mix



Recurring
Non-Recurring
99% 1%
99% 1%
97% 3%
96% 4%
95% 5%
95% 5%
94% 6%
92% 8%
92% 8%
88% 12%
84% 16%
82% 18%
82% 18%
69% 31%
N/A
Patientpop
WebPT
Therapy Brands
athenahealth
ClaimsXten
nThrive
Brightree
TractManager
DXC
Change HC
Ontario
Nextech
Cerner
IBM Watson
Agfa HCIT

### NTM uFCF(2) Margin



43.3%
41.4%
37.9%
37.1%
30.2%
29.7%
29.0%
28.8%
26.6%
24.5%
23.8%
NM
NM
N/A
N/A
N/A
TractManager
Therapy Brands
athenahealth
Brightree
CVET-GSS(3)
nThrive
DXC
Cerner
WebPT
Change HC
Nextech
Patientpop
Watson Health
Agfa HCIT
ClaimsXten
Ontario

Deutsche Bank
Investment Bank

*Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET*

1) *Represents estimates capex based on allocating consolidated capex by proportion of revenue between GPM and GSS segments*
2) *Represents EBITDA less Capex*
3) *GSS LTM growth is flat at 0.0%.*

DRAFT

21

Revenue Mix Analysis: All Precedents LTM Revenue Mix Subscription Services (Recurring) Services (Non-Recurring) Software License Support & Maintenance 1% 2% 3% 4% 5% 5% 6% 8% 8% 12% 3% 16% 16% 18% 20% 10% 21% 7% 35% 12% 6% 24% 99% 98% 9% 96% 95% 92% 92% 88% 84% 84% 82% 71% 56% 62% 44% N/A 6% Source: Public filings, Wall Street research, and DB Investment Banking estimates Deutsche Bank 22 DRAFT Investment Bank PatientPop WebPT athenahealth ClaimsXten nThrive Change HC Brightree TractManager Therapy Brands IBM Watson Cerner DXC Ontario Nextech Agfa HCIT 81nidZpGqzkSDMpD

# CVET-GSS Side-by-Side Comparison with Select Growth Precedents

*($ in millions)*

| | CVET-GSS | brightree. | THERAPYBRANDS | WebPT |
|---|---|---|---|---|
| Business Description | ▪ Practice management software for veterinary practices | ▪ Cloud-based management software platform for post-acute care | ▪ Provider of practice management, telehealth and data collection tools | ▪ Electronic medical record systems for physical therapists |
| NTM Revenue ($M) | $100 | $130 | $140 | $125 |
| *% NTM / LTM Growth* | *26%* | *14%* | *24%* | *15%* |
| NTM Adj. EBITDA ($M) | $36(1) | $50 | $60 | $35 |
| *% margin* | *36%* | *38%* | *43%* | *28%* |

Revenue Mix (SaaS vs Services vs Other)


0.3%
3.8%
5.2%
7.7%
24.3%
58.6%
Hardware
Software
Maintenance
Serv - R
Serv - NR
Other


6.1%
10.1%
83.9%
SaaS
RCM Services
Other


5.0%
20.0%
75.0%
SaaS
RCM Services
Other


2.0%
98.0%
SaaS
Other

| | CVET-GSS | brightree. | THERAPYBRANDS | WebPT |
|---|---|---|---|---|
| End Market | Veterinary | HME/DME | Behavioral Health, Mental Health and Rehabilitation | Physical Therapy |
| Offering Breadth | Software & ancillary services (incl. payment processing and wellness plan management) | Workflow, billing & claims, business intelligence, compliance mgmt, interoperability & data sharing | Patient engagement, data collection, telehealth, e-prescribing, RCM, payments | Solutions for practice mgmt, compliance, reimbursement, patient retention, marketing |
| TAM ($B) | ~$0.5 | ~$0.3 | ~$0.5 | NA |
| Market Share | ~50% - 60% | HME/DME: 51% | ~19% | NA |
| Recurring Revenue | 89.0% | 94% | 97% | NA |

1) *Inclusive of a $2 corporate expense allocation, calculated pro rata based on revenue contribution*
2) *Represents software solutions TAM for HME/DME*
3) *Represents PMS TAM*

Deutsche Bank
Investment Bank

DRAFT

23

# Perspectives on Public Comparables for CVET-GSS

## Mid-Growth Software (Healthcare)

- Cohort of HCIT software and SaaS businesses focused on provider end market and growing at MSD
- Closest comp universe for CVET's GSS business

**Comps:** Allscripts(1), Craneware, HealthStream, nextgen healthcare

**Valuation Metrics (Average)**

| TEV / Rev | | TEV / GP | |
|---|---|---|---|
| 2022E | 2023E | 2022E | 2023E |
| 3.4x | 3.2x | 5.5x | 5.0x |

| TEV / EBITDA | | '22E-'24E CAGR | |
|---|---|---|---|
| 2022E | 2023E | Rev. | EBITDA |
| 13.9x | 12.8x | 7.5% | 12.6% |

## Mid-Growth Software (Non-HC)

- Cohort of broader software comps growing at MSD-HSD
- Given limited availability of relevant HCIT comps, this set of peers with similar growth profile provides a useful benchmark

**Comps:** Dropbox, meridianlink, SAPIENS, SS&C(2)

**Valuation Metrics (Average)**

| TEV / Rev | | TEV / GP | |
|---|---|---|---|
| 2022E | 2023E | 2022E | 2023E |
| 4.0x | 3.7x | 6.4x | 5.9x |

| TEV / EBITDA | | '22E-'24E CAGR | |
|---|---|---|---|
| 2022E | 2023E | Rev. | EBITDA |
| 11.9x | 10.6x | 7.8% | 11.8% |

## High-Growth Software (For Exit Only)

- Cohort of high-growth HCIT SaaS and software peers
- Reference comp set for exit analysis; assumes standalone GSS business achieve growth profile through organic and inorganic opportunities

**Comps:** Model N, HealthCatalyst, Omnicell, Veeva

**Valuation Metrics (Average)**

| TEV / Rev | | TEV / GP | |
|---|---|---|---|
| 2022E | 2023E | 2022E | 2023E |
| 6.0x | 5.2x | 9.7x | 8.3x |

| TEV / EBITDA | | '22E-'24E CAGR | |
|---|---|---|---|
| 2022E | 2023E | Rev. | EBITDA |
| 31.1x | 25.4x | 16.1% | 21.7% |

*Note: Market data as of 04/26/2022; Mid-Growth defined as 2022E – 2024E Revenue CAGR < 12.0%, High-Growth defined as 2022E – 2024E Revenue CAGR > 12.0%*
*Source: Company information, FactSet*
1) *Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022*
2) *Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022*

Deutsche Bank
Investment Bank
DRAFT
24

Value Implications of Growth & Scale in Public vs. Private Scenarios While growth largely drives sale valuations, buyers are making distinctions for a reasonable level of profitability (1) NTM EV/R 5.1x 4.5x 5.4x 7.1x 7.1x 7.0x 13.6x 10.4x 1.6x 1.5x 6.0x 5.3x 9.4x 6.3x 15.0x 9.5x 16.5x 24.9x 23.9x 19.1x 23.1x 17.1x 23.3x 19.0x EV/E 14.3x 17.0x 23.2x 19.5x 47.7x 19.3x 52.9x 28.4x 18.1x 39.2x 25.8x 23.8x N/A 19.2x N/A 22.2x EV/uFCF 16.7x 23.0x 27.0x 22.2x 55.1x 20.9x 33.6x 32.9x (2) 2.18 N/A 2.21 1.77 1.81 1.73 1.59 1.25 EV/E/G 2.44 2.44 1.82 1.63 2.64 0.84 2.80 N/A CVET-GSS CVET-GSS 30.0x 30.0x 30.0x 30.0x Strike Zone Strike Zone R² = 0.2777 R² = 0.0521 R² = 0.3089 R² = 0.0409 R² = 0.1553 25.0x 25.0x 25.0x 25.0x R² = 0.1004 R² = 0.0046 20.0x 20.0x 20.0x 20.0x R² = 0.0136 15.0x 15.0x 1 15 5.0 .0x x 10.0x 10.0x 1 10 0.0 .0x x 0% 10% 20% 30% 40% 0% 10% 20% 30% 40% 0% 0% 2 20 0% % 4 40 0% % 6 60 0% % 8 80 0% % NTM Revenue Growth Rule of X Source: DB’s Healthcare & Technology Proprietary M&A Database, FactSet Deutsche Bank Current Public Company Valuations 25 Note: Public data as of 4/26/2022; represents M&A transactions in the last 3 years DRAFT Investment Bank Apr ’21 Public Company Valuations 1) Represents NTM medians for current public companies and M&A precedents Precedent M&A Valuations 2) Represents NTM / LTM EBITDA growth rate M&A @ Apr ‘21 EV / NTM EBITDA EV / NTM EBITDA 81nidZpGqzkSDMpD

TBU

# Preliminary CVET-GSS M&A Valuation Could Support a TEV Up to $700mm

## LTM multiples reflective of historical growth only

*($ in millions)*

| Method | Parameter | Multiple Year | Ratio / Multiple | Metric Year | Low | High |
|---|---|---|---|---|---|---|
| LBO | Management Case[1] | Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 18.0x | | | | |
| LBO | DB Mid-Growth Case[2] | Required MOIC: 2.5x – 3.0x; NTM E Exit Multiple: 17.0x | | | | |
| Transaction Comparables | Revenue | LTM | 3.5x - 5.5x | 2021 | $79 | $79 |
| Transaction Comparables | EBITDA | LTM | 11.5x - 16.5x | 2021 | $29 | $29 |
| Transaction Comparables | uFCF | LTM | 13.5x - 18.5x | 2021 | $26 | $26 |
| Transaction Comparables | Revenue | NTM | 6.0x - 8.0x | 2022 | $87 | $100 |
| Transaction Comparables | EBITDA | NTM | 16.0x - 22.0x | 2022 | $31 | $36 |
| Transaction Comparables | uFCF | NTM | 18.0x - 24.0x | 2022 | $26 | $29 |
| Trading Comparables | Revenue | 2021 | 4.5x - 6.0x | 2021 | $79 | $79 |
| Trading Comparables | EBITDA | 2021 | 12.0x - 15.0x | 2021 | $29 | $29 |
| Trading Comparables | uFCF | 2021 | 14.0x - 17.0x | 2021 | $26 | $26 |
| Trading Comparables | Revenue | 2022 | 3.0x - 5.0x | 2022 | $87 | $100 |
| Trading Comparables | EBITDA | 2022 | 9.0x - 15.0x | 2022 | $31 | $36 |
| Trading Comparables | uFCF | 2022 | 14.0x - 20.0x | 2022 | $26 | $29 |

Implied TEV



Low Growth
High Growth
$200 $300 $400 $500 $600 $700 $800 $900
$716 $809
$413 $458
$276 $355 $434
$338 $411 $485
$351 $416 $480
$520 $597 $607 $697
$499 $592 $680 $787
$462 $539 $619 $707
$355 $434 $513
$353 $426 $500
$364 $429 $493
$260 $347 $398 $498
$281 $530 $412 $530
$360 $424 $486 $560

Deutsche Bank
Investment Bank

Note: Valuation date as of 06/30/2022

Source: Sponsor Thesis Presentation, DB Investment Banking estimates

1) LBO assumes a 5-year hold, 7.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA

2) LBO assumes a 5-year hold, 6.0x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA

DRAFT

26

# Preliminary LBO Math Suggests CVET-GSS is a ~$700-800mm Business

## Management Case

*($ in millions)*

### LBO Assumptions

- Assumes transaction date of 06/30/2022
- Purchase price of ~$745 at 18.0x NTM 6/30/2022 EBITDA of ~$41
- Assumes five-year hold with exit multiple of 18.0x on NTM 06/30/2027E EBITDA of ~$104
- Debt financing assumed based on 7.5x LTM 06/30/2022 EBITDA of ~$36[1]
- Implied max leverage of 7.5x; New Term Loan of 7.5x at S+550 @ 99.0 OID (50bps floor)

### Illustrative Sources & Uses

| Sources | $ Amt. | x Fin. E | Uses | $ Amt. |
|---|---|---|---|---|
| New Term Loan | $270 | 7.5x | Purchase TEV | $745 |
| Sponsor Equity | $491 | 13.7x | Fees & Expenses[2] | $16 |
| **Total** | **$761** | **21.2x** | **Total** | **$761** |

### LBO Valuation Analysis

| **NTM EBITDA Multiple** | **17.0x** | **18.0x** | **19.0x** |
|---|---|---|---|
| NTM EBITDA (6/30/2022) | $41 | $41 | $41 |
| **Implied Transaction Value** | **$703** | **$745** | **$786** |
| Plus: Financing & Transaction Fees | $16 | $16 | $16 |
| Less: Transaction Net Debt | ($270) | ($270) | ($270) |
| **Implied Sponsor Equity Contribution** | **$450** | **$491** | **$533** |
| Illustrative NTM EBITDA Exit Multiple | 18.0x | 18.0x | 18.0x |
| Illustrative Enterprise Value at Exit | $1,571 | $1,571 | $1,571 |
| Less: Net Debt | ($150) | ($150) | ($150) |
| **Implied Sponsor Equity Value** | **$1,421** | **$1,421** | **$1,421** |
| **Implied IRR** | **25.9%** | **23.7%** | **21.7%** |
| **Implied MOIC** | **3.2x** | **2.9x** | **2.7x** |

### Entry Multiple Sensitivity on Growth & Exit Multiple

**Entry Multiple**

**5-Yr Revenue CAGR[3]**

| NTM EBITDA Exit Multiple | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **16.0x** | 15.3x | 17.9x | 20.9x |
| **17.0x** | 16.0x | 18.7x | 21.9x |
| **18.0x** | 16.6x | 19.5x | 22.9x |

### Exit Multiple Sensitivity on Growth and Entry Multiple

**Exit Multiple**

**5-Yr Revenue CAGR[3]**

| NTM EBITDA Entry Multiple | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **16.0x** | 18.3x | 14.6x | 11.7x |
| **17.0x** | 19.8x | 15.8x | 12.8x |
| **18.0x** | 21.3x | 17.1x | 13.8x |

### IRR Sensitivity on Growth & E Margin

**Implied IRRs**

**5-Yr Revenue CAGR[3]**

| Exit Year E Margin[4] | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **34.0%** | 12.8% | 19.1% | 24.9% |
| **36.0%** | 14.3% | 20.5% | 26.4% |
| **38.0%** | 15.8% | 21.9% | 27.8% |

Deutsche Bank
Investment Bank

*Note: Assumes 1% mandatory amortization for New Term Loan*
*Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking estimates*
1) Represents $33 of LTM EBITDA plus $3.3 of financing adjustments
2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price
3) Revenue CAGR from 2023E through projection period
4) Represents Adj. EBITDA margin

DRAFT

27

# Preliminary LBO Math Suggests CVET-GSS is a ~$500-600mm Business

DB Mid-Growth Case

*($ in millions)*

## LBO Assumptions

- Assumes transaction date of 06/30/2022
- Purchase price of ~$570 at 17.0x NTM 6/30/2022 EBITDA of ~$34
- Assumes five-year hold with exit multiple of 17.0x on NTM 06/30/2027E EBITDA of ~$49
- Debt financing assumed based on 6.0x LTM 06/30/2022 EBITDA of ~$33[1]
- Implied max leverage of 6.0x; New Term Loan of 6.0x at S+550 @ 99.0 OID (50bps floor)

## Illustrative Sources & Uses

| Sources | $ Amt. | x Fin. E | Uses | $ Amt. |
|---|---|---|---|---|
| New Term Loan | $200 | 6.0x | Purchase TEV | $570 |
| Sponsor Equity | $383 | 11.5x | Fees & Expenses[2] | $13 |
| **Total** | **$583** | **17.5x** | **Total** | **$583** |

## LBO Valuation Analysis

| **NTM EBITDA Multiple** | **16.0x** | **17.0x** | **18.0x** |
|---|---|---|---|
| NTM EBITDA (6/30/2022) | $34 | $34 | $34 |
| **Implied Transaction Value** | **$536** | **$570** | **$603** |
| Plus: Financing & Transaction Fees | $13 | $13 | $13 |
| Less: Transaction Net Debt | ($200) | ($200) | ($200) |
| **Implied Sponsor Equity Contribution** | **$349** | **$383** | **$416** |
| Illustrative NTM EBITDA Exit Multiple | 17.0x | 17.0x | 17.0x |
| Illustrative Enterprise Value at Exit | $834 | $834 | $834 |
| Less: Net Debt | ($128) | ($128) | ($128) |
| **Implied Sponsor Equity Value** | **$706** | **$706** | **$706** |
| **Implied IRR** | **15.1%** | **13.0%** | **11.1%** |
| **Implied MOIC** | **2.0x** | **1.8x** | **1.7x** |

## Entry Multiple Sensitivity on Growth & Exit Multiple

**Entry Multiple**

**5-Yr Revenue CAGR[3]**

| NTM EBITDA Exit Multiple | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **16.0x** | 15.3x | 17.9x | 20.9x |
| **17.0x** | 16.0x | 18.7x | 21.9x |
| **18.0x** | 16.6x | 19.5x | 22.9x |

## Exit Multiple Sensitivity on Growth and Entry Multiple

**Exit Multiple**

**5-Yr Revenue CAGR[3]**

| NTM EBITDA Entry Multiple | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **16.0x** | 18.3x | 14.6x | 11.7x |
| **17.0x** | 19.8x | 15.8x | 12.8x |
| **18.0x** | 21.3x | 17.1x | 13.8x |

## IRR Sensitivity on Growth & E Margin

**Implied IRRs**

**5-Yr Revenue CAGR[3]**

| Exit Year E Margin[4] | 8.9% | 13.7% | 18.4% |
|---|---|---|---|
| **34.0%** | 12.8% | 19.1% | 24.9% |
| **36.0%** | 14.3% | 20.5% | 26.4% |
| **38.0%** | 15.8% | 21.9% | 27.8% |

*Note: Assumes 1% mandatory amortization for New Term Loan*
*Source: Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking estimates*
1) Represents $30 of LTM EBITDA plus $3.0 of financing adjustments
2) Assumes New Term Loan Financing Fees at 2.50%; M&A Fees at 1% of purchase price
3) Revenue CAGR from 2023E through projection period
4) Represents Adj. EBITDA margin

Deutsche Bank
Investment Bank

DRAFT

28

Analysis at Various Prices Matrix Management Case ($ in millions) Implied CVET-GSS Total Enterprise Value Multiples $600 $650 $700 $750 $800 Metric 2021A $79 7.6x 8.2x 8.9x 9.5x 10.1x TEV / 2022E $87 6.9x 7.5x 8.1x 8.6x 9.2x Revenue 2023E $100 6.0x 6.5x 7.0x 7.5x 8.0x 2021A $49 12.1x 13.1x 14.2x 15.2x 16.2x TEV / GP 2022E $52 10.1x 11.0x 11.8x 12.7x 13.5x 2023E $60 7.6x 8.2x 8.9x 9.5x 10.2x Segment $31 19.4x 21.0x 22.6x 24.2x 25.8x 2021A Adjusted $29 20.4x 22.1x 23.8x 25.5x 27.2x Segment $33 15.8x 17.1x 18.4x 19.7x 21.1x TEV / 2022E EBITDA Adjusted $31 19.2x 20.8x 22.4x 24.1x 25.7x Segment $38 12.0x 13.0x 14.0x 15.0x 16.0x 2023E Adjusted $36 16.7x 18.1x 19.5x 20.9x 22.3x 2021A $29 21.0x 22.7x 24.5x 26.2x 28.0x (1) TEV / uFCF 2022E $35 17.2x 18.7x 20.1x 21.6x 23.0x 2023E $46 13.1x 14.2x 15.3x 16.4x 17.5x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 29 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

# Although Broadly Lower, SW Valuations Remain Above 5-Year Lows

## GSS 5Y Trading Ranges

Mid-Growth Software (HC) — Mid-Growth Software (Non-HC) — High-Growth Software (Exit Only) — Overall
◆ Current - - - Average

### TEV / NTM Revenue



15.0x
10.0x
5.0x
0.0x
6.4x
4.7x
4.2x
3.4x
3.6x
2.9x
5.9x
4.5x
4.3x
3.9x
4.0x
3.4x
11.3x
10.0x
7.8x
5.8x
5.8x
4.8x
7.4x
6.1x
5.5x
4.7x
4.4x
3.9x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

### TEV / NTM FCF



80.0x
60.0x
40.0x
20.0x
0.0x
32.7x
25.8x
22.9x
20.1x
19.2x
14.9x
34.9x
18.7x
15.0x
18.3x
12.0x
11.8x
62.1x
50.5x
44.5x
36.8x
32.3x
28.4x
35.3x
30.7x
27.6x
25.4x
20.5x
17.6x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

### TEV / NTM E



60.0x
40.0x
20.0x
0.0x
24.6x
19.2x
17.2x
15.3x
13.5x
12.5x
21.6x
16.0x
15.5x
14.4x
11.6x
11.4x
57.9x
43.6x
38.2x
33.0x
29.4x
23.7x
29.3x
24.4x
23.0x
21.8x
17.2x
15.8x
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

### TEV / NTM Revenue / Growth



2.00
1.50
1.00
0.50
0.00
1.58
0.90
0.74
0.58
0.45
0.35
1.17
0.68
0.63
0.56
0.30
0.23
1.24
0.49
0.41
0.39
0.27
0.18
0.99
0.71
0.57
0.54
0.43
0.34
Mid-Growth Software (Healthcare)
Mid-Growth Software (Non-HC)
High-Growth Software (For Exit Only)
Overall

*Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x*
*Source: FactSet*

Deutsche Bank
Investment Bank
DRAFT
30

Although Broadly Lower, SW Valuations Remain Above 5-Year Lows GSS 5Y Trading Ranges (Second Twelve Months) Mid-Growth Software (HC) Mid-Growth Software (Non-HC) High-Growth Software (Exit Only) Overall Average Current TEV / STM Revenue TEV / STM FCF 15.0x 80.0x 60.0x 9.6x 10.0x 49.7x 8.5x 40.9x 40.0x 6.6x 36.8x 31.4x 6.7x 5.7x 30.3x 5.4x 26.9x 33.3x 5.4x 25.8x 24.3x 5.0x 4.2x 4.9x 4.4x 24.0x 5.0x 23.2x 21.6x 21.1x 3.9x 4.0x 4.6x 20.0x 4.2x 23.2x 4.1x 3.6x 17.9x 3.6x 13.8x 3.7x 3.5x 17.8x 2.7x 3.1x 16.5x 3.3x 16.5x 16.4x 2.7x 13.6x 10.5x 10.5x 0.0x 0.0x Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) 16.1x TEV / STM E TEV / STM Revenue / Growth 60.0x 2.00 1.57 44.4x 36.8x 40.0x 30.8x 1.00 29.6x 24.9x 0.80 21.9x 23.8x 21.4x 18.8x 17.6x 20.0x 19.8x 14.5x 20.5x 17.1x 18.4x 0.47 15.9x 0.40 0.38 13.8x 15.5x 11.7x 0.39 0.32 0.32 14.3x 12.8x 10.1x 11.7x 0.28 10.1x 0.19 0.20 0.25 0.26 0.23 0.16 0.20 0.21 0.16 0.17 0.15 0.11 0.13 0.09 0.0x 0.00 0.08 Mid-Growth Software Mid-Growth Software High-Growth Software Overall Mid-Growth Software Mid-Growth Software High-Growth Software Overall (Healthcare) (Non-HC) (For Exit Only) (Healthcare) (Non-HC) (For Exit Only) Note: Market data from 04/26/2017 – 04/26/2022; excludes multiples >100.0x or <0.0x Deutsche Bank 31 Source: FactSet DRAFT Investment Bank 81nidZpGqzkSDMpD

Illustrative Valuation Analysis for an IPO Exit in Mid-2024 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $600 $900 $1,200 $1,500 $1,800 $2,100 Revenue 5.0x - 6.0x $187 $935 $1,121 EV/R/G 0.45-0.55 10% $841 $1,028 EBITDA 20.0x - 25.0x $67 $1,344 $1,680 uFCF 25.0x - 30.0x $57 $1,432 $1,719 Revenue 4.5x - 5.5x $210 $697 EV/R/G 0.30-0.40 10% $507 $798 $1,025 EBITDA 17.5x - 22.5x $76 $997 $1,218 uFCF 22.5x - 27.5x $73 Note: Valuation date as of 06/30/2022 Deutsche Bank 32 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables FY+2 FY+1 2026 2025 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section C Animal Health Distribution DRAFT 81nidZpGqzkSDMpD

CVET-Animal Health Distribution Financials ($ in millions) Actuals Company Projections DB Estimates (1) FYE, 12/31 2020A 2021A 2022E 2023E 2024E 2025E 2026E 2027E CAGR Revenue $3,855 $3,993 $4,204 $4,465 $4,765 $5,064 $5,382 $5,720 6.4% $4,204M $727M 2022E Revenue 2022E Gross Profit % Growth - 3.6% 5.3% 6.2% 6.7% 6.3% 6.3% 6.3% Gross Profit $963 $1,023 7.1% $631 $663 $727 $791 $852 $906 % Growth - 5.0% 9.6% 8.8% 7.7% 6.4% 6.3% 6.3% % Margin 16.4% 16.6% 17.3% 17.7% 17.9% 17.9% 17.9% 17.9% Segment ~17% $235 $261 $300 $341 $388 $437 $492 $551 12.9% ~5% EBITDA 2022E Gross Profit (2) 2022E Adj. EBITDA - 11.1% 14.9% 13.7% 13.7% 12.8% 12.4% 12.1% % Growth Margin 6.1% 6.5% 7.1% 7.6% 8.1% 8.6% 9.1% 9.6% % Margin (2) Adj. EBITDA $181 $179 $207 $242 $282 $325 $372 $424 15.5% - (0.6%) 15.1% 17.0% 16.6% 15.3% 14.6% 14.0% % Growth 4.7% 4.5% 4.9% 5.4% 5.9% 6.4% 6.9% 7.4% % Margin $207M $142M (2) (3) (3) 2022E Adj. EBITDA 2022E uFCF uFCF $130 $133 $142 $170 $202 $246 $288 $335 18.7% % Margin 3.4% 3.3% 3.4% 3.8% 4.2% 4.9% 5.4% 5.9% Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 33 Note: Revenue, GP and Segment EBITDA through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; margins held constant from DRAFT Investment Bank 2026E onwards – data includes SmartPak and all other segments of the business outside of GPM and GSS 1) CAGRs represent 2022-2027E growth 2) Represents segment EBITDA less corporates costs allocated as per revenue contribution from segment 3) uFCF defined as Adj. EBITDA less Capex. Company projections for the Capex for North America - GTS segment allocated to GPM based as per segment revenue contribution 81nidZpGqzkSDMpD

# Select Precedents to Consider

## Broad base of healthcare distribution deals presents a few standout, key precedents for deeper consideration

*($ in millions)*

| | Date | Target | Buyer | TEV | LTM E Margin | R Growth (Hist) | R Growth (Proj) | EV / Revenue | EV / EBITDA |
|---|---|---|---|---|---|---|---|---|---|
| ★ | Oct-12 | PSS World Medical, Inc. | McKesson | $2,100 | 8.0% | 1.1% | 8.1% | 1.0x | 12.4x |
| ★ | Feb-13 | AssuraMed | Cardinal Health | $2,070 | 12.5% | NA | NA | 1.8x | 14.8x |
| | May-14 | Celesio[1] | McKesson | $7,689 | 2.5% | (6.0%) | (6.7%) | 0.3x | 10.7x |
| ★ | Jan-15 | MWI Veterinary Supply | AmerisourceBergen | $2,523 | 4.4% | 18.3% | 8.4% | 0.8x | 18.6x |
| ★ | May-15 | Animal Health Intl. | Patterson Medical | $1,100 | 4.5% | NA | NA | 0.7x | 16.2x |
| | Jul-15 | Harvard Drug Group | Cardinal Health | $1,115 | NA | NA | NA | 2.5x | NA |
| | Jul-15 | Patterson Medical | MDP | $715 | 13.7% | NA | 1.7% | 1.5x | 11.2x |
| | Oct-15 | PharMEDium Healthcare | AmerisourceBergen | $2,700 | 36.1% | NA | NA | 7.2x | 20.0x |
| | May-16 | Performance Health | Patterson Medical | $725 | 38.7% | NA | NA | 4.3x | 11.1x |
| | Aug-17 | Byram Healthcare | Owens & Minor | $380 | 7.9% | NA | NA | 0.8x | 10.4x |
| | Nov-17 | RxCrossroads | McKesson | $725 | 17.8% | 0.1% | 13.3% | 2.1x | 12.1x |
| ★ | Feb-19 | Henry Schein Animal Health[2] | Covetrus | $3,100 | 5.4% | 5.4% | 7.3% | 0.8x | 14.6x |
| | Jan-20 | Solara[3] | adapthealth | $425 | 15.5% | 27.0% | 24.0% | 1.9x | 10.9x / 12.1x |
| | Jan-21 | AeroCare[3] | adapthealth | $2,026 | 13.0% | ~ 8.0% | NA | 3.1x | 11.4x / 23.8x |
| | Jan-21 | Alliance Healthcare | AmerisourceBergen | $6,500 | 2.8% | (6.5%) | NA | 0.3x | 12.0x |
| ★ | Jun-21 | Medline | Blackstone, Carlyle, H&F | $34,000 | 13.3% | 15.2% | 8.1% | 1.9x | 14.2x |
| | Jan-22 | Apria[3] | Owens & Minor | $1,450 | 11.4% | 4.0% | 4.9% | 1.2x | 10.6x / 10.6x |

**Median**

| | EV / Revenue | | EV / EBITDA |
|---|---|---|---|
| Animal | 0.8x | Animal | 16.2x |
| Other H/C | 1.9x | Other H/C | 11.4x |
| **Overall** | **1.5x** | **Overall** | **12.1x** |

■ Animal Health Distribution
■ Other Healthcare Distribution ■ Bridge to EV / EBITDA - CapEx

Source: Public filings, Wall Street research, and DB Investment Banking estimates
1) TEV converted from EUR to USD as of transaction date
2) Includes $1.12mm special dividend
3) TEV/EBITDA multiples reflect EBITDA less CapEx

Deutsche Bank
Investment Bank

DRAFT

34

# Qualifying Key Precedents

## These businesses are particularly relevant to the Distribution segment, and indicative of how the market perceives value

| Precedent (Target) | TEV / Rev. LTM | TEV / Rev. NTM | TEV / E LTM | TEV / E NTM | Major Similarities | Major Distinctions | Key Attributes (At Time of Transaction): Market Leadership | High Quality Management | M&A Roadmap | Strategic Buyers |
|---|---|---|---|---|---|---|---|---|---|---|
| MWI Veterinary Supply | 0.8x | 0.7x | 18.6x | 15.6x | • Focus on distribution<br>• Animal health<br>• E-commerce segment | • National focus<br>• Agency relationships with suppliers | ✓ | ✓ | ✗ | ✓ |
| Animal Health International | 0.7x | NA | 16.2x | NA | • Focus on distribution<br>• Animal health | • Significant presence in production animal health, and in equine<br>• National focus and Canada | ✓ | ✓ | ✓ | ✓ |
| AssuraMed | 1.8x | NA | 14.8x | NA | • Distribution focus on healthcare products | • B2C channel<br>• Human health focused | ✓ | ✓ | ✓ | ✓ |
| Henry Schein Animal Health | 0.8x | 0.7x | 14.6x | 13.7x | • Prior transaction for this asset | • Less integrated<br>• Proprietary products strategy less developed<br>• Included GSS (although under-invested / slower growth at the time) | ✓ | ✓ | ✗ | ✓ |
| Medline | 1.9x | 1.7x | 14.2x | 14.2x | • Distribution focus on healthcare products<br>• Multi-national footprint<br>• B2B model | • Human health focused<br>• Broad end markets ranging from physician offices to acute care and retail<br>• Significant (55%) revenue contribution from branded products | ✓ | ✓ | ✓ | ✗ |
| PSS World Medical | 1.0x | 0.9x | 12.4x | 11.7x | • Distribution focus on healthcare products | • Focus on human health, particularly the alternate site healthcare provider market<br>• U.S. focused | ✓ | ✗ | ✗ | ✓ |
| **Median:** | **0.9x** | **0.8x** | **14.7x** | **14.0x** | | | | | | |

Deutsche Bank
Investment Bank

*Source: Public filings, Wall Street research, and DB Investment Banking estimates*

DRAFT

35

Quantifying Key Precedents 2-Year Historical Revenue Growth CAGR LTM EBITDA Margin 18.3% 13.3% 12.5% 15.2% 8.0% 6.5% 5.4% 4.5% 4.4% 5.4% 4.6% 1.1% NA NA MWI Medline Henry CVET-Dist PSS Animal AssuraMed Medline AssuraMed PSS CVET-Dist Henry Animal MWI Schein Health Intl. Schein Health Intl. 2-Year Projected Revenue Growth CAGR 2-Year Projected EBITDA Growth CAGR 8.4% 14.1% 8.1% 8.1% 7.3% 12.5% 9.9% 5.7% 9.8% 6.1% NA NA NA NA MWI PSS Medline Henry CVET-Dist Animal AssuraMed CVET-Dist MWI Henry PSS Medline Animal AssuraMed Schein Health Intl. Schein Health Intl. Source: Public filings, Wall Street research, and Sponsor Thesis Presentation for CVET Deutsche Bank 36 DRAFT Investment Bank 81nidZpGqzkSDMpD

# Perspectives on Public Comparables for CVET Distribution

**Comps**

## Distribution (Specialty)

- Higher growth and margin specialty distributors with leading position across specific end markets
- More supply focused vs. pharmaceutical
- Likely to serve as valuation reference-points for Wall Street analysts and investors alike vis-à-vis similar value propositions and business models

Henry Schein · Owens & Minor · Patterson Companies, Inc.

## Distribution (Drug)

- Global supply chain leaders, with a core focus on pharmaceutical distribution
- Increasingly diversifying into higher growth / margin segments (animal health, home care, services)
- Relevant reference, however, Rx business reduces margin profile; recent/near term idiosyncratic impact from opioid issues

AmerisourceBergen · CardinalHealth · McKesson

## Animal Health Suppliers

- Relevant companies that benefit from similar end markets
- Success of distributors tied to growth of suppliers
- Margin profile difference given product vs. distribution mix

Elanco · IDEXX Laboratories · zoetis

**Valuation Metrics (Median)**

| | Distribution (Specialty) | Distribution (Drug) | Animal Health Suppliers |
|---|---|---|---|
| TEV / EBITDA 2021E | 13.0x | 10.5x | 26.1x |
| TEV / EBITDA 2022E | 11.4x | 10.2x | 23.7x |
| TEV / EBITDA 2023E | 10.3x | 9.8x | 21.4x |
| '21E – '23E CAGR Revenue | 3.6% | 5.1% | 8.5% |
| '21E – '23E CAGR EBITDA | 5.9% | 5.5% | 12.6% |
| 2021E EBITDA Margin | 6.6% | 1.5% | 32.9% |

Deutsche Bank
Investment Bank

*Note: Market data as of 04/26/2022; excludes multiples <0.0x and > 100.0x; valuation medians exclude Medline*
*Source: Company information, FactSet*

DRAFT

37

Comparable Benchmarking – Operational Metrics 2021E-2023E Revenue Growth 2021E-2023E EBITDA Growth Median Median 10.8% Distribution (Specialty) 3.6% Distribution (Specialty) 5.9% 5.1% 6.1% Distribution (Drug) Distribution (Drug) 14.1% Animal Health Suppliers 8.5% Animal Health Suppliers 12.6% 8.5% 12.9% 12.7% 12.6% Overall 4.8% Overall 8.5% 10.3% 5.7% 5.6% 5.1% 4.8% 6.7% 5.9% 3.6% 5.5% 5.4% 3.1% 1.8% 0.5% (0.5%) (2) 2021E EBITDA Margin 2021E FCF Margin Median Median Distribution (Specialty) 6.6% Distribution (Specialty) 6.2% 1.5% 1.3% Distribution (Drug) Distribution (Drug) 42.9% Animal Health Suppliers 13.0% Animal Health Suppliers 13.0% 37.8% Overall 6.6% Overall 6.2% 32.9% 29.1% 22.2% 19.7% 8.7% 8.1% 6.6% 6.5% 6.2% 6.0% 4.5% 3.9% 2.0% 1.8% 1.5% 1.4% 1.3% 1.2% Source: Company filings, FactSet, Wall Street research Deutsche Bank 38 Distribution (Specialty) Note: Market data as of 04/26/2022, Covetrus excluded from overall medians DRAFT Investment Bank Metrics less than 0.0% considered not meaningful Distribution (Drug) 1) CVET-Dist. figures reflect WholeCo - GTS 2) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Public Market Benchmarking – Valuation Metrics EV / 2022E Revenue EV / 2022E EBITDA Median Median Distribution (Specialty) 0.6x Distribution (Specialty) 11.4x 0.2x 10.2x Distribution (Drug) Distribution (Drug) 33.3x Animal Health Suppliers 10.3x Animal Health Suppliers 23.7x 11.2x Overall 0.6x Overall 11.4x 10.3x 23.7x 3.7x 1.1x 15.4x 12.3x 11.4x 10.8x 10.2x 0.6x 7.6x 0.5x 7.4x 0.2x 0.2x 0.1x (1) EV / 2022E FCF Price / 2022E Earnings Median Median Distribution (Specialty) 13.1x Distribution (Specialty) 14.5x 39.2x 48.2x 11.7x 13.6x Distribution (Drug) Distribution (Drug) 24.7x Animal Health Suppliers 24.7x Animal Health Suppliers 34.2x 34.2x Overall 13.1x Overall 14.5x 21.0x 17.9x 17.6x 14.5x 14.4x 13.6x 13.4x 13.1x 12.1x 11.7x 13.9x 10.9x 9.0x 8.3x Source: Company filings, FactSet, Wall Street research Deutsche Bank 39 Distribution (Specialty) Note: Market data as of 04/26/2022; CVET excluded from overall medians DRAFT Investment Bank multiples less than 0.0x or greater than 75.0x considered not meaningful Distribution (Drug) 1) FCF defined as EBITDA less capex Animal Health Suppliers 81nidZpGqzkSDMpD

Preliminary CVET-Dist M&A Valuation Could Support a TEV of $2,500-$3,000 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $1,000 $2,000 $3,000 $4,000 (1) (1) $2,550 $2,877 LBO Management Case Required MOIC: 2.5x – 3.0x; LTM E Exit Multiple: 13.0x $3,195 $3,594 TEV / Revenue 0.8x – 0.9x $3,993 LTM 2021 TEV / EBITDA 12.0x – 15.0x $179 $2,333 $2,692 Transaction Comparables TEV / Revenue 0.7x – 0.8x $4,204 $2,943 $3,363 NTM 2022 TEV / EBITDA 11.0x – 14.0x $207 $2,273 $2,893 TEV / Revenue 0.5x - 0.6x $4,204 $2,102 $2,522 Trading 2022 2022 $2,066 $2,479 Comparables TEV / EBITDA 10.0x - 12.0x $207 $1,706 $1,920 TEV / uFCF 12.0x - 13.5x $142 Note: Valuation date as of 06/30/2022 Deutsche Bank 40 Source: Management projections DRAFT Investment Bank 1) LBO assumes a 5-year hold, 6.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $193 81nidZpGqzkSDMpD

# Preliminary LBO Math Suggests CVET-Dist. is a $2,500-$2,750 Business

*($ in millions)*

## LBO Assumptions

- Assumes transaction date of 06/30/2022E
- Purchase price of ~$2,510 at 13.0x LTM 06/30/2022E EBITDA of ~$193
- Assumes five-year hold with exit multiple of 13.0x on LTM 06/30/2027E EBITDA of ~$398
- Debt financing assumed based on 6.5x LTM 06/30/2022E EBITDA of ~$193
- Implied max leverage of 6.5x; First Lien Term Loan of 5.0x at S+425 @ 98.0 OID (50bps floor); Second Lien Term Loan of 1.5x at S+775 @ 98.0 OID (50bps floor)

## Illustrative Sources & Uses(1)

| Sources | $ Amt. | x Fin. E | Uses | $ Amt. |
|---|---|---|---|---|
| New Term Loans | $1,255 | 6.5x | Purchase TEV | $2,510 |
| Sponsor Equity | $1,335 | 6.9x | Fees & Expenses | $81 |
| **Total** | **$2,590** | **13.4x** | **Total** | **$2,590** |

## LBO Valuation Analysis

| **LTM EBITDA Multiple** | **12.0x** | **13.0x** | **14.0x** |
|---|---|---|---|
| LTM EBITDA (06/30/2022E) | $193 | $193 | $193 |
| **Implied Transaction Value** | **$2,317** | **$2,510** | **$2,703** |
| Plus: Financing & Transaction Fees | $81 | $81 | $81 |
| Less: Transaction Net Debt | ($1,255) | ($1,255) | ($1,255) |
| **Implied Sponsor Equity Contribution** | **$1,142** | **$1,335** | **$1,528** |
| Illustrative LTM EBITDA Exit Multiple | 13.0x | 13.0x | 13.0x |
| Illustrative Enterprise Value at Exit | $5,176 | $5,176 | $5,176 |
| Less: Net Debt | ($1,002) | ($1,002) | ($1,002) |
| **Implied Sponsor Equity Value** | **$4,174** | **$4,174** | **$4,174** |
| **Implied IRR** | **29.6%** | **25.6%** | **22.3%** |
| **Implied MOIC** | **3.7x** | **3.1x** | **2.7x** |

## Sensitivity IRR on Entry & Exit Multiple

**Implied IRR**

| LTM EBITDA Exit Multiple \ LTM EBITDA Entry Multiple | **12.0x** | **13.0x** | **14.0x** |
|---|---|---|---|
| **12.0x** | 27.0% | 23.1% | 19.8% |
| **13.0x** | 29.6% | 25.6% | 22.2% |
| **14.0x** | 32.0% | 27.9% | 24.5% |

## Sensitivity TEV on Exit Multiple and Target IRR

**Implied TEV**

| Target IRR \ LTM EBITDA Exit Multiple | **12.0x** | **13.0x** | **14.0x** |
|---|---|---|---|
| **23.3%** | $2,499 | $2,638 | $2,778 |
| **28.3%** | $2,260 | $2,375 | $2,489 |
| **33.3%** | $2,071 | $2,166 | $2,260 |

## Sensitivity IRR on Revenue CAGR & Margin

**Implied IRRs**

| Exit Year Margin \ 5-Yr Revenue CAGR(2) | **9.0%** | **10.0%** | **11.0%** |
|---|---|---|---|
| **5.0%** | 12.9% | 13.3% | 13.7% |
| **7.0%** | 26.8% | 27.2% | 27.6% |
| **9.0%** | 36.4% | 36.8% | 37.2% |

Deutsche Bank
Investment Bank

*Note: Assumes 1% mandatory amortization for New Term Loan; Financials through 2025E from Sponsor Thesis Presentation and Project Padlock – Financials_2022.02 file; 2026E onwards based on DB Investment Banking estimates*
*Source: Company model, projections starting in 2023E based on DB Investment Banking estimates*
*1) LBO assumes a 5-year hold, 6.5x max leverage, Financing EBITDA based on LTM 06/30/2022 Adj. EBITDA of $193 and blended New Term Loan Financing Fees at 2.40%; 2.00% OID and M&A Fees at 1% of purchase price*
*2) Revenue CAGR from 2023E through projection period*

DRAFT

41

Analysis at Various Prices Matrix ($ in millions) Implied CVET-Dist Total Enterprise Value Multiples $2,000 $2,125 $2,250 $2,375 $2,500 $2,625 $2,750 $2,875 $3,000 Metric 2021A $3,993 0.5x 0.5x 0.6x 0.6x 0.6x 0.7x 0.7x 0.7x 0.8x TEV / 2022E $4,204 0.5x 0.5x 0.5x 0.6x 0.6x 0.6x 0.7x 0.7x 0.7x Revenue 2023E $4,465 0.4x 0.5x 0.5x 0.5x 0.6x 0.6x 0.6x 0.6x 0.7x Segment $261 7.7x 8.1x 8.6x 9.1x 9.6x 10.1x 10.5x 11.0x 11.5x 2021A Adjusted $179 11.1x 11.8x 12.5x 13.2x 13.9x 14.6x 15.3x 16.0x 16.7x Segment $300 6.7x 7.1x 7.5x 7.9x 8.3x 8.7x 9.2x 9.6x 10.0x TEV / 2022E EBITDA Adjusted $207 9.7x 10.3x 10.9x 11.5x 12.1x 12.7x 13.3x 13.9x 14.5x Segment $341 5.9x 6.2x 6.6x 7.0x 7.3x 7.7x 8.1x 8.4x 8.8x 2023E Adjusted $242 8.3x 8.8x 9.3x 9.8x 10.3x 10.9x 11.4x 11.9x 12.4x 2021A $133 15.1x 16.0x 16.9x 17.9x 18.8x 19.8x 20.7x 21.7x 22.6x TEV / 2022E $142 14.1x 14.9x 15.8x 16.7x 17.6x 18.5x 19.3x 20.2x 21.1x uFCF 2023E $170 11.8x 12.5x 13.3x 14.0x 14.7x 15.5x 16.2x 16.9x 17.7x Source: Sponsor Thesis Presentation, DB Investment Banking estimates Deutsche Bank 42 1) Represents Adj. EBITDA less Capex DRAFT Investment Bank 81nidZpGqzkSDMpD

Five Year Perspective on Key Multiples and Ratios for Animal Health Distribution Comparables TEV / NTM Revenue (5Y Trading Ranges) TEV / NTM E (5Y Trading Ranges) 1.0x 15.0x 0.8x 12.7x 12.7x 11.5x 0.8x 0.8x 11.5x 10.6x 10.3x 0.7x 10.3x 10.3x 10.0x 9.3x 0.6x 9.1x 0.6x 9.7x 8.2x 0.5x 0.6x 8.7x 7.9x 8.3x 0.5x 7.6x 7.5x 0.4x 0.5x 0.4x 6.7x 0.4x 5.0x 0.4x 0.2x 0.3x 0.2x 0.2x 0.2x 0.1x 0.1x 0.1x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall TEV / NTM FCF (5Y Trading Ranges) TEV / NTM PE (5Y Trading Ranges) 25.0x 25.0x 22.7x 20.3x 19.6x 20.0x 20.0x 18.4x 17.5x 16.5x 17.1x 15.4x 15.3x 14.7x 15.0x 15.0x 14.7x 14.6x 13.2x 15.4x 14.2x 13.2x 12.1x 11.7x 13.7x 12.8x 12.7x 13.2x 11.2x 13.1x 13.6x 13.0x 11.4x 10.9x 11.7x 11.9x 10.0x 10.0x 11.5x 10.5x 10.0x 10.1x 9.5x 8.7x 5.0x 5.0x 0.0x 0.0x Distribution (Specialty) Distribution (Drug) Overall Distribution (Specialty) Distribution (Drug) Overall Source: FactSet Deutsche Bank Distribution (Specialty) Max / Min 43 Note: Market data from 04/26/2017 – 04/26/2022 DRAFT Investment Bank Distribution (Drug) Average Animal Health Suppliers Current 81nidZpGqzkSDMpD

Illustrative Valuation Analysis for an IPO Exit in Mid-2024 Multiple Metric Method Parameter Ratio / Multiple Metric Implied TEV Year Year ($ in millions) $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Revenue 0.6x – 0.7x $4,765 $2,859 $3,336 EBITDA 11.0x - 13.0x $282 $5,242 $6,195 Revenue 0.5x – 0.6x $5,064 $2,532 $3,039 $5,064 $6,077 EBITDA 10.0x - 12.0x $325 Note: Valuation date as of 06/30/2022E Deutsche Bank 44 Source: Sponsor Thesis Presentation, DB Investment Banking estimates DRAFT Investment Bank Trading Comparables 2023 2022 2025 2024 81nidZpGqzkSDMpD

Deutsche Bank Investment Bank Section 3 Exit Considerations DRAFT 81nidZpGqzkSDMpD

# Handicapping Exit Plans for Segments

Different exit strategies provide for varying valuation levels for each of the company's unique segments

| Factors | | Sale to Strategic | IPO | Sale to Sponsor |
|---|---|---|---|---|
| Weight | Distribution | 30% | 20% | 50% |
| | GPM | 25% | 45% | 30% |
| | GSS | 25% | 10% | 65% |
| Rationale | | ▪ Strategics are erratic and typically unable to compete on auction timelines<br>▪ Requires 6-12 months of advanced planning and partnerships to de-risk buying (try before you buy) and top-of-the-house engagement / buy-in | ▪ Growth will need to exceed 15-20% to reach terminal velocity w/r/t multiple (up to $200M EBITDA)<br>▪ 10-15% growth is still sufficient for a successful IPO, especially for EBITDA levels >$250M, but doesn't garner quite the premium to M&A options | ▪ Leveraged returns and access to capital continue to fuel appetite for assets<br>▪ PE is the most consistent, reliable buyer for any asset with normal margins and meaningful cash flow<br>▪ Generally, historical, can compete within 20-25% of IPO value and beats publicly-traded strategics 9 times out of 10 |
| Exit (5YA) | Distribution | 13-15x E | 11-13x E | 12-14x E |
| | GPM | 4-5x Rev. / 10-12x GP | 6-8x Rev. / 14-18x GP | 4-5x Rev. / 10-12x GP |
| | GSS | 18-20x E / 20-22x FCF | 16-18x E / 18-20x FCF | 18-20x E / 20-22x FCF |

* *Market trends suggest 10% upside 2-3 years out*

DRAFT

Deutsche Bank
Investment Bank

45

Preliminary Perspectives on Best Strategic Buyers Beta Buyers Alpha Buyers ▪ The buyer universe for the combined business is very limited ▪ Separating the two segments will likely expand the number of alpha buyers ▪ Focused M&A roadmap for the separated businesses Unlikely Buyers Gamma Buyers to generate greater buyer interest Ability-to-Pay Deutsche Bank 46 Distribution GPM GSS All DRAFT Investment Bank Interest 81nidZpGqzkSDMpD

Double-Clicking on Future Alpha Buyers ($ in billions) Market Cap / Buyer Ownership TEV Cash & Cash Equiv. 2022 Revenue 2022 EBITDA Recent Acquisitions ▪ BluDiagnostics (Jul-20) $1,457 $1,411 $96 $539 $81 ▪ Health Navigator (Oct-19) ▪ PillPack (Sep-18) ▪ Palette Health (May-18) Bain, H&F NA NA $2.2 $1,063▪ Praxify Technologies (Jun-17) ▪ PatientPop (May-16) ▪ Medtronic - Medical Supplies Business (Jul-17) $17 $19 $3.2 $181 $2.6 ▪ The Harvard Drug Group (Jul-15) ▪ Metro Medical Supply (Apr-15) $14 $13 $0.6 $10.2 $0.1▪ NA $3.5 $3.2 $0.3 $0.3 NM ▪ NA ▪ Timely Limited (May-21) $2.6 $3.1 $0.1 $0.6 $0.1▪ Briostack (Jan-21) ▪ Updox (Dec-20) Note: Market data as of 04/26/2022 and financial data as of the most recent reported period Deutsche Bank 47 Source: Company data, FactSet, Wall Street research DRAFT Investment Bank 81nidZpGqzkSDMpD

# Double-Clicking on Future Alpha Buyers (Cont'd)

*($ in billions)*

| Buyer | Market Cap / Ownership | TEV | Cash & Cash Equiv. | 2022 Revenue | 2022 EBITDA | Recent Acquisitions |
|---|---|---|---|---|---|---|
| JAB | Private | NA | NA | NA | NA | ▪ Figo Pet Insurance (Oct-21)<br>▪ Independence Pet Group (May-21)<br>▪ National Veterinary Associates (Jun-19) |
| MARS | Private | NA | NA | NA | NA | ▪ Strategic Pharmaceutical Solutions (May-21)<br>▪ Davies Veterinary Specialists (Jan-19)<br>▪ PetCare (Sep-18) |
| MCKESSON | $49 | $53 | $2.7 | $255 | $4.9 | ▪ Medical Specialties Distributor (Jun-18)<br>▪ RxCrossroads (Jan-18)<br>▪ BDI Pharma (Aug-17) |
| MEDLINE | Blackstone, Hellman & Friedman, Carlyle | NA | NA | $20 | $2.4 | ▪ Teleflex (Jun-21)<br>▪ Medi-Select (Jan-20)<br>▪ Suture Express (Nov-19) |
| zooplus | EQT, H&F | NA | NA | NA | NA | ▪ NA |

Deutsche Bank
Investment Bank

*Note: Market data as of 04/26/2022 and financial data as of the most recent reported period*
*Source: Company data, FactSet, Wall Street research*

DRAFT

48

Deutsche Bank Investment Bank Section 4 M&A Roadmap DRAFT 81nidZpGqzkSDMpD

# Summary of Preliminary M&A Roadmap

**M&A History**

- Veterinary Care Plans (2021)
- AppointMaster (2021)
- SmartPak Equine (2019)
- Henry Schein's animal health business (2018)

| | GPM | GSS | Notes / Themes |
|---|---|---|---|
| CATALYST | PetMeds (Your Trusted Pet Health Expert) | IDEXX (Vet Software) | Actionable platforms with strong industrial logic, e.g., near competitors, to drive potential synergies and reduce effective purchase multiple |
| INCREMENTAL CAPABILITIES | KOALA HEALTH<br>petabolix | HIPPO manager<br>ManyPets<br>VetNOW<br>petpartners | Assets with incremental solutions to extend offerings to logical adjacencies (e.g. nutrition, DTC Rx; insurance, telehealth) |
| TRANSFORMATIONAL | Whistle<br>BARK<br>Rover | tailio<br>FUZZY Pet Health | Pivot potential through M&A, de-risk long-term growth story and broadening potential buyer universe<br>Expand existing platform into DTC |

Deutsche Bank
Investment Bank
DRAFT
49

Deutsche Bank Investment Bank Appendix DRAFT 81nidZpGqzkSDMpD

# Spreading the CVET-GPM Comps

*($ in millions)*

| | | | | LTM Margins | | '22-'24 Growth | | LTM Multiples | | | NTM Multiples | | | 2021A Multiples | | | 2022E Multiples | | | 2023E Multiples | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | TEV | % of 52 Wk High | GM | EM | R | E | R | GP | E | R | GP | E | R | GP | E | R | GP | E | R | GP | E |
| eCommerce (Healthcare) | GDRX | $6,269 | 33.1% | 92% | 27% | 23% | 30% | 7.8x | 8.5x | 28.7x | 6.4x | 6.8x | 20.8x | 8.2x | 9.0x | 31.6x | 6.8x | 7.3x | 22.6x | 5.5x | 5.9x | 16.8x |
| | HIMS | $750 | 30.3% | 75% | NM | 22% | NM | 2.5x | 3.4x | NM | 1.9x | 2.6x | NM | 2.8x | 3.7x | NM | 2.0x | 2.7x | NM | 1.6x | 2.2x | NM |
| | TDOC | $5,845 | 17.6% | 68% | 13% | 23% | 34% | 2.7x | 4.0x | 20.4x | 2.1x | 3.1x | 15.7x | 2.9x | 4.2x | 21.8x | 2.3x | 3.3x | 17.1x | 1.8x | 2.7x | 12.7x |
| | TRHC | $449 | 8.5% | 30% | 6% | 11% | 31% | 1.3x | 4.3x | 21.8x | 1.2x | 3.8x | 17.7x | 1.4x | 4.5x | 22.9x | 1.2x | 3.9x | 19.0x | 1.1x | 3.4x | 14.7x |
| | **Median** | | | **71%** | **13%** | **22%** | **31%** | **2.6x** | **4.1x** | **21.8x** | **2.0x** | **3.4x** | **17.7x** | **2.8x** | **4.4x** | **22.9x** | **2.1x** | **3.6x** | **19.0x** | **1.7x** | **3.0x** | **14.7x** |
| eCommerce (Pets) | PETS | $367 | 49.2% | 29% | 11% | NA | NA | 1.3x | 4.5x | 11.7x | 1.3x | NA | 11.6x | 1.3x | 4.5x | 11.7x | 1.3x | 4.4x | 11.7x | 1.2x | NA | 11.4x |
| | CHWY | $12,976 | 32.8% | 27% | 1% | 14% | NM | 1.4x | 5.4x | NM | 1.2x | 4.6x | NM | 1.5x | 5.6x | NM | 1.3x | 4.8x | NM | 1.1x | 4.1x | NM |
| | BARK | $386 | 24.9% | 58% | NM | 32% | NA | 0.8x | 1.3x | NM | 0.6x | 1.0x | NM | 0.8x | 1.4x | NM | 0.6x | 1.1x | NM | 0.5x | 0.8x | NM |
| | ROVR | $892 | 41.2% | 76% | 11% | 38% | 78% | 7.1x | 9.4x | NM | 4.6x | 6.0x | 35.8x | 8.1x | 10.7x | NM | 5.1x | 6.8x | NM | 3.5x | 4.6x | 22.3x |
| | **Median** | | | **43%** | **11%** | **32%** | **78%** | **1.4x** | **4.9x** | **11.7x** | **1.2x** | **4.6x** | **23.7x** | **1.4x** | **5.0x** | **11.7x** | **1.3x** | **4.6x** | **11.7x** | **1.2x** | **4.1x** | **16.8x** |
| eCommerce (Non-HC) | ETSY | $16,053 | 33.7% | 72% | 30% | 20% | 25% | 6.6x | 9.2x | 21.9x | 5.6x | 7.8x | 19.5x | 6.9x | 9.6x | 22.4x | 5.8x | 8.3x | 20.7x | 4.9x | 6.8x | 16.6x |
| | FTCH | $3,923 | 21.6% | 45% | 0% | 24% | NM | 1.6x | 3.6x | NM | 1.3x | 2.9x | NM | 1.7x | 3.9x | NM | 1.4x | 3.1x | NM | 1.1x | 2.4x | 21.4x |
| | REAL | $332 | 22.3% | 59% | NM | 28% | NM | 0.6x | 1.1x | NM | 0.5x | 0.8x | NM | 0.7x | 1.2x | NM | 0.5x | 0.9x | NM | 0.4x | 0.7x | NM |
| | **Median** | | | **59%** | **15%** | **24%** | **25%** | **1.6x** | **3.6x** | **21.9x** | **1.3x** | **2.9x** | **19.5x** | **1.7x** | **3.9x** | **22.4x** | **1.4x** | **3.1x** | **20.7x** | **1.1x** | **2.4x** | **19.0x** |
| | **Overall Median** | | | **59%** | **11%** | **23%** | **31%** | **1.6x** | **4.3x** | **21.8x** | **1.3x** | **3.4x** | **18.6x** | **1.7x** | **4.5x** | **22.4x** | **1.4x** | **3.9x** | **19.0x** | **1.2x** | **3.0x** | **16.6x** |

Deutsche Bank
Investment Bank

*Note: Market data as of 04/26/2022*
*Source: Company information, FactSet*

DRAFT

50

# Spreading the CVET-GSS Comps

*($ in millions)*

| | | TEV | % of 52 Wk High | LTM Margins | | '22-'24 Growth | | LTM Multiples | | | NTM Multiples | | | 2021A Multiples | | | 2022E Multiples | | | 2023E Multiples | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | GM | EM | R | E | R | E | FCF | R | E | FCF | R | E | FCF | R | E | FCF | R | E | FCF |
| Mid-Growth Software (HC) | MDRX[1] | $2,635 | 92.1% | 51% | 28% | 7% | 13% | 4.7x | 17.1x | 20.1x | 4.4x | 15.3x | 27.5x | 4.8x | 17.6x | 18.2x | 4.5x | 15.8x | 29.0x | 4.2x | 14.1x | 23.8x |
| | CRW-GB | $875 | 56.7% | 72% | 30% | NA | NA | 5.0x | 17.0x | 26.0x | 4.7x | 16.0x | 28.1x | 5.1x | 17.2x | 25.2x | 4.8x | 16.4x | 28.6x | 4.4x | 15.0x | 26.4x |
| | HSTM | $577 | 64.8% | 65% | 20% | NA | NA | 2.2x | 11.0x | 11.7x | 2.1x | 10.8x | 11.5x | 2.2x | 10.9x | 11.7x | 2.1x | 11.0x | 11.8x | 2.0x | 9.9x | 10.6x |
| | NXGN | $1,382 | 91.2% | 51% | 19% | NA | NA | 2.3x | 12.5x | 13.7x | 2.2x | 12.2x | 13.1x | 2.4x | 12.6x | 13.9x | 2.2x | 12.3x | 13.2x | 2.2x | 12.0x | 12.9x |
| | **Median** | | | **58%** | **24%** | **7%** | **13%** | **3.5x** | **14.8x** | **16.9x** | **3.3x** | **13.8x** | **20.3x** | **3.6x** | **14.9x** | **16.0x** | **3.4x** | **14.0x** | **20.9x** | **3.2x** | **13.1x** | **18.3x** |
| Mid-Growth Software (Non-HC) | DBX | $8,304 | 66.6% | 80% | 37% | 7% | 9% | 3.8x | 10.3x | 10.6x | 3.5x | 9.8x | 10.2x | 3.8x | 10.4x | 10.7x | 3.6x | 10.0x | 10.4x | 3.3x | 9.2x | 9.6x |
| | MLNK | $1,695 | 59.6% | 69% | 44% | 12% | 16% | 6.2x | 14.0x | 14.1x | 5.7x | 14.3x | 14.5x | 6.3x | 13.7x | 13.8x | 5.8x | 14.8x | 15.1x | 5.3x | 12.9x | 13.1x |
| | SPNS | $1,193 | 62.8% | 44% | 20% | 8% | 16% | 2.5x | 13.0x | 13.6x | 2.3x | 11.9x | 12.5x | 2.6x | 13.2x | 13.8x | 2.4x | 12.4x | 13.1x | 2.2x | 10.5x | 11.0x |
| | SSNC[2] | $22,767 | 79.4% | 56% | 39% | 4% | 6% | 4.3x | 11.0x | 11.4x | 4.2x | 10.3x | 10.9x | 4.4x | 11.2x | 11.5x | 4.2x | 10.5x | 11.1x | 4.1x | 9.8x | 10.3x |
| | **Median** | | | **63%** | **38%** | **8%** | **13%** | **4.1x** | **12.0x** | **12.5x** | **3.8x** | **11.1x** | **11.7x** | **4.1x** | **12.2x** | **12.6x** | **3.9x** | **11.4x** | **12.1x** | **3.7x** | **10.2x** | **10.7x** |
| High Growth Software (Exit-only) | MODN | $972 | 61.4% | 60% | 13% | NA | NA | 4.8x | 37.0x | 38.5x | 4.3x | 33.5x | 34.8x | 4.9x | 37.5x | 39.0x | 4.4x | 35.6x | 37.1x | 3.9x | 28.5x | 29.5x |
| | HCAT | $764 | 31.3% | 51% | NM | 20% | NM | 3.0x | NM | NM | 2.5x | NM | NM | 3.2x | NM | NM | 2.6x | NM | NM | 2.2x | NM | NM |
| | OMCL | $6,480 | 60.3% | 50% | 20% | 13% | 26% | 5.4x | 27.6x | 32.6x | 4.5x | 24.3x | 31.1x | 5.7x | 28.2x | 32.3x | 4.6x | 25.9x | 33.6x | 4.1x | 20.5x | 25.6x |
| | VEEV | $26,762 | 52.9% | 75% | 41% | 16% | 18% | 14.1x | 34.2x | 34.8x | 12.0x | 30.4x | 30.9x | 14.7x | 35.1x | 35.7x | 12.5x | 31.7x | 32.2x | 10.7x | 27.1x | 27.5x |
| | **Median** | | | **55%** | **20%** | **16%** | **22%** | **5.1x** | **34.2x** | **34.8x** | **4.4x** | **30.4x** | **31.1x** | **5.3x** | **35.1x** | **35.7x** | **4.5x** | **31.7x** | **33.6x** | **4.0x** | **27.1x** | **27.5x** |
| | **Overall Median** | | | **58%** | **28%** | **10%** | **16%** | **4.5x** | **14.0x** | **14.1x** | **4.2x** | **14.3x** | **14.5x** | **4.6x** | **13.7x** | **13.9x** | **4.3x** | **14.8x** | **15.1x** | **4.0x** | **12.8x** | **13.0x** |

*Note: Market data as of 04/26/2022*
*Source: Company information, FactSet*
*1) Financials are PF adjusted for Divestiture of Hospital & Large Physician Practices announced on 03/03/2022*
*2) Financials are PF adjusted for Acquisition of Blue Prism plc completed on 03/16/2022*

Deutsche Bank
Investment Bank

DRAFT

51

# Spreading the Animal Health Distribution Comps

*($ in millions)*

| | | TEV | % of 52 Week High | '21 Margins E | '21 Margins FCF | '21-'23 Growth R | '21-'23 Growth E | 2022 Multiples R | 2022 Multiples E | 2022 Multiples FCF | 2022 Multiples P/E | 2022 Growth Adj. Multiples R | 2022 Growth Adj. Multiples E | 2022 Growth Adj. Multiples FCF | 2022 Growth Adj. Multiples P/E |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Distribution (Specialty) | HSIC | $14,030 | 92.8% | 8.7% | 8.1% | 4.8% | 5.4% | 1.1x | 12.3x | 13.1x | 17.6x | 0.08 | 0.54 | 0.58 | 0.31 |
| | OMI[(1)] | $5,412 | 77.7% | 6.6% | 6.2% | 3.1% | 5.9% | 0.5x | 7.4x | 8.3x | 11.0x | 0.07 | 0.59 | 0.66 | 0.35 |
| | PDCO | $3,651 | 87.6% | 4.5% | 3.9% | 3.6% | 12.7% | 0.6x | 11.4x | 13.4x | 14.5x | 0.09 | 2.15 | 2.54 | 0.27 |
| | **Median** | | | **7%** | **6%** | **4%** | **6%** | **0.6x** | **11.4x** | **13.1x** | **14.5x** | **0.08** | **0.59** | **0.66** | **0.31** |
| Distribution (Drug) | MCK | $52,635 | 95.4% | 2.0% | 1.8% | 0.5% | (0.6%) | 0.2x | 10.8x | 12.1x | 13.6x | 0.06 | 1.53 | 1.71 | 0.34 |
| | ABC | $37,324 | 94.9% | 1.5% | 1.3% | 5.1% | 5.5% | 0.2x | 10.2x | 11.7x | 14.4x | 0.03 | 1.46 | 1.68 | 0.40 |
| | CAH | $19,539 | 94.9% | 1.4% | 1.2% | 5.6% | 6.7% | 0.1x | 7.6x | 9.0x | 10.9x | 0.02 | NM | NM | 0.84 |
| | **Median** | | | **2%** | **1%** | **5%** | **6%** | **0.2x** | **10.2x** | **11.7x** | **13.6x** | **0.03** | **1.50** | **1.70** | **0.40** |
| Animal Health Suppliers | ZTS | $86,927 | 71.6% | 42.9% | 37.8% | 8.5% | 10.3% | 10.3x | 23.7x | 27.4x | 34.2x | 0.84 | 1.63 | 1.88 | 1.32 |
| | IDXX | $39,741 | 64.5% | 32.9% | 29.1% | 10.8% | 12.9% | 11.2x | 33.3x | 39.2x | 48.2x | 0.78 | 1.45 | 1.71 | 1.28 |
| | ELAN | $17,822 | 69.4% | 22.2% | 19.7% | 1.8% | 12.6% | 3.7x | 15.4x | 17.9x | 21.0x | 0.18 | 0.32 | 0.37 | 0.39 |
| | **Median** | | | **33%** | **29%** | **9%** | **13%** | **10.3x** | **23.7x** | **27.4x** | **34.2x** | **0.78** | **1.45** | **1.71** | **1.28** |
| | **Overall Median** | | | **6.6%** | **6.2%** | **4.8%** | **6.7%** | **0.6x** | **11.4x** | **13.1x** | **14.5x** | **0.08** | **1.46** | **1.69** | **0.39** |

Deutsche Bank
Investment Bank

*Note: Market data as of 04/26/2022*
*Source: Company information, FactSet*
*1) Financials are PF adjusted for Acquisition of Apria completed on 03/29/2022*

DRAFT

52